Exhibit 2

Stadium Capital Releases Letter to Insperity, Inc. Shareholders

Believes Company is Deeply Undervalued and that Opportunities Exist to Greatly Improve Operating and Stock Price Performance

Explains Stadium’s Rationale for Voting Against Current Slate of Directors

Urges Board to Engage in Formal Strategic Alternatives Process

NEW CANAAN, CT April 22, 2014 /PRNewswire/ — Stadium Capital Management GP, LP and its affiliates (collectively referred to as “Stadium”), which own approximately 2.3 million shares, or about 9% of the common stock of Insperity, Inc. (“Insperity” or the “Company”) (NYSE:NSP), today announced that it had released a letter to fellow Insperity shareholders. Stadium has been a shareholder since 2008 and the Company’s largest shareholder since the middle of 2012. The letter explains Stadium’s rationale for voting against the Company’s current slate of directors in the upcoming election and why Stadium believes the board should initiate a formal review of strategic alternatives.

In the letter, Stadium states that Insperity is trading at a steep discount to its intrinsic value and to its Peer Group Index as a result of the following:

•	Poor operating results
o	Substantial operating underperformance compared with Insperity’s own publicly shared long-term and shorter-term operating goals
o	Unacceptably poor operating performance compared to the Company’s Peer Group Index
•	Excessive executive compensation and perquisites
o	The Company’s CEO and executive team have received over $50 million in compensation over the last five years in spite of serious underperformance versus their own publicly communicated goals and guidance
o	Insperity provides the CEO unlimited use of two enormous private jets, paid for by shareholders to commute between his multiple residences and the company’s headquarters in Houston. This includes quasi-daily flights between Houston, TX and the CEO’s primary residence in Dallas, TX. The company also allows the CEO and other executives unlimited personal use of these aircraft with only partial reimbursement to the Company
•	Excessive expense structure
o	The Company uses its large aircraft for “business” travel more than 750 hours annually. Stadium believes that these excessive travel expenses alone may equate to almost $8 million annually, which is a major percentage of the Company’s operating profits
•	Poor governance
o	Stadium believes the Company’s current board has failed in its duties on a variety of issues related to operating results, expense management, executive compensation and financing strategy

Stadium hopes other Insperity shareholders will examine the details of its letter to shareholders and understand why Stadium has elected to vote against the Company’s current slate of directors. The full text of the letter follows:

Stadium Capital Management gp, lp

April 22, 2014

To our fellow Insperity shareholders:

Stadium Capital Management GP, LP and its affiliates (collectively “Stadium” or “We”) currently own approximately 2.3 million shares of common stock of Insperity, Inc. (“Insperity” or the “Company”), or about 9% of the Company’s outstanding common stock. We have been a shareholder since 2008 and the Company’s largest shareholder since the middle of 2012. We believe Insperity is substantially undervalued because of both poor operating performance and severe corporate governance failures. The purpose of this letter is to:

•	Explain why Stadium intends to vote against the current slate of directors; and
•	Convey the substantial governance changes we believe are required at Insperity to generally maximize shareholder value and specifically allow for the facilitation of an independent strategic alternatives process.

Stadium is a long-term oriented, research-driven investment management firm that focuses on smaller capitalization public companies. Over the past ten years, we have met with Insperity management numerous times and, more importantly, conducted intensive due diligence and research on the business. This has included, among other things, almost two hundred Insperity customer and competitor research calls. We learned from our deep research that the Company provides valuable services to its customers and that the long-term opportunity for organic customer growth remains strong, despite the Company’s lackluster growth and cost mismanagement over the past several years. We have been continuous, patient and supportive shareholders of Insperity since 2008. Since our strategy’s inception over 17 years ago, we have prided ourselves on our constructive, supportive relationships with our portfolio companies. It is highly unusual for us to express formal and serious frustration with the conduct and performance of a portfolio company. As high as this bar is, unfortunately in this case we feel the need to convey to fellow shareholders our deep dissatisfaction with the situation at Insperity. We believe the governance changes detailed below would encourage increased investor interest and confidence, which in turn could result in a materially higher trading multiple for the Company that is also more consistent with its peers and the overall market. We believe that this, combined with obvious operating expense changes and a more rational capital structure, should result in Insperity’s being worth approximately $45-60/share in the public markets, which is a significant premium to yesterday’s close of $30.88/share.

We also believe a strategic alternatives process is warranted now because over a multiyear period the Company’s operating results and share price have dramatically underperformed those of its competitors, the Company’s Peer Group Index1 and all market indices, despite being in a growing and attractive industry. We have specific knowledge of serious current and past private equity interest in the Company. We also believe the interest from a broad range of strategic players would be high as well. Combining Insperity’s large and loyal customer base with a more efficient cost structure or with an emergent, cloud-based HR technology company could represent a compelling value creation scenario for Insperity’s shareholders. The current board and management have had ample time to generate superior shareholder returns and have clearly failed to do so, as we will illustrate below. Now is the time to see if the value of this business can be optimized by someone else.

199 Elm Street	1000 NW Wall Street, Suite 210
New Canaan, CT 06840	Bend, OR 97701
(203) 972-8235 Fax: (203) 972-2988	(541) 322-0600 Fax: (541) 322-0604

Stadium Capital Management gp, lp

Over the last several weeks, we have engaged in a series of discussions with the company's officers and directors, including providing management with much of our analyses concerning the issues in this letter. We asked the board to make several governance and expense changes that we believe would benefit all non-management shareholders. We also asked for three Stadium representatives on Insperity’s board as a way to align the board properly with shareholders’ interests. The board refused our governance and expense control suggestions, but did eventually offer to appoint one Stadium representative to the board, claiming additional representation beyond one director would not benefit all shareholders. Given the seriousness of the issues we see at the Company, we strongly believe additional board seats are warranted and required to effect real change, and consequently we ultimately rejected the Company’s counterproposal. In fact, the premise that adding three Stadium directors would somehow be contrary to the interests of all shareholders only confirms the board's surprising lack of basic governance principles. As most investors know, there is nothing about being a large shareholder that creates misalignment with other shareholders; on the contrary, a large shareholder by its very nature is much more aligned with other shareholders (of any size) than are directors with minimal holdings or insider manager/shareholders. This, however, is an all too common misconception (or convenient excuse) used by managers and directors who lack shareholder value creation incentives and mindsets.

In the spirit of embarking on a constructive and private path forward, we offered to compromise and accept two board seats, rather than the requested three board seats. This compromise was rejected by the Company as well. To be clear, Insperity has two management representatives on the board, including the Chairman’s role, with significant and obvious potential for misalignment of interest with shareholders. Furthermore, the seven non-management directors collectively own approximately 0.7% of Insperity. Even this meager quantity was likely “earned” as compensation for director service, and does not represent a deliberate capital investment in the Company. Somehow, for reasons that defy governance logic, the board seems to view two board seats by the company’s largest shareholder and most-aligned stakeholder in a different light than the seven directors whose collective ownership is a tiny fraction of Stadium’s. In this context, the board’s denial of Stadium’s compromise request for two board seats seems hypocritical, logically inconsistent and self-serving.

Operating Underperformance

As the charts below show, Insperity has significantly underperformed its own operating expectations and the performance of its peers over both the short- and long-term. In fact, Insperity has not grown EBITDA over the past five years at all, and if Insperity achieves the midpoint of its FY 2014 guidance, this will mark six years of essentially no growth in EBITDA2. Insperity has also consistently failed in its ability to deliver shareholder value.

In Chart 1, note that Insperity has not remotely achieved its publicly communicated average paid worksite employees objective that was issued in 20113. As we all know, average paid worksite employees is a critical performance metric for the Company. Chart 2 clearly demonstrates that the Company has performed even more poorly on its EBITDA objective3. Chart 3 illustrates similar underperformance versus the Company’s initial FY 2013 guidance4.

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Chart 1: Underperformance vs. 5-year Plan – Average Paid Worksite Employees

Chart 2: Underperformance vs. 5-year Plan – EBITDA

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Chart 3: Underperformance vs. 2013 Initial Guidance – EBITDA

In addition to underperforming its own outlook, Insperity’s performance has also fallen short of its peers’ over the last couple of years. As Chart 4 shows below, Insperity’s total EBITDA declined 5.5% from FY 2011 to FY 2013, while its public competitors’5 grew 12.4% and that of the Peer Group Index5 grew 22.2% over a similar time period. Additionally, Chart 5 illustrates that Insperity is the only one of its Peer Group and publically-traded competitors that did not grow EBITDA between FY 2011 and FY 2013.

Chart 4: Underperformance vs. Peers – EBITDA Growth

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Chart 5: Underperformance vs. Peers – EBITDA Growth

Corporate Governance Failures

The board has tolerated the Company’s poor operational performance, overpaid the management team that delivered such performance and has allowed, or perhaps even participated in, the misuse of corporate resources to the detriment of the shareholders. For example:

•	Despite this period of stagnant EBITDA and dismal shareholder value creation, Insperity’s CEO has received nearly $18 million in total compensation over the last six years, while Insperity’s named executive officers (“NEOs”) have collectively received nearly $53 million over the same time period[6]. As we highlighted earlier, Insperity’s forecasted EBITDA for FY 2014 is tracking approximately 50% below the rate articulated in the five-year plan released by management in 2011 (also attached in this filing), yet the total compensation for both the CEO and the company’s NEOs has remained consistently high. Short-term cash bonuses have typically been too easy to achieve, Insperity’s long-term equity incentives lack any form of performance-based vesting, and the board has shown no inclination to reduce management’s lavish perquisites.

•	In defiance of Insperity’s stated policy and despite these generous levels of compensation, the board has continued to allow the CEO to pledge 17% of his shares (1% of Insperity’s shares outstanding) as collateral on various loans[7].

•	We believe that the Company’s investment in and usage of not one, but two enormous aircraft (37-passenger EMB-135s, retrofitted and configured for luxury corporate travel) is simply a gross and conspicuous misuse of shareholder resources. Insperity’s board, via its compensation agreement with the CEO, allows for unlimited and unreimbursed personal use of these two planes, at the sole expense of shareholders, for the CEO to travel between his multiple residences and company facilities. In an effort to gain some understanding of the costs involved, we have reviewed several years of publically

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available flight logs8 and believe this arrangement, including quasi-daily and remarkably short commuting between Dallas and Houston via such a large aircraft, is a massive and inexcusable waste of shareholder money. In addition, the management team has made significant personal use of these aircraft. While the CEO and other senior management are required to “reimburse” the Company for variable costs, these costs do not cover the actual total costs of operation including capital costs and maintenance expenses. In addition, the frequency of travel to what appear to be domestic and international golf and other vacation destinations is wholly inappropriate for a full-time and well-paid CEO of a public company. Furthermore, flight logs for these two aircraft suggest that above and beyond the excessive expenses noted above, the Company uses these airliner-sized planes for hundreds of hours of corporate travel. These data suggest that Insperity appears to rack up more than 750 hours annually on these aircraft. Our research suggests that if so, the annual cost to shareholders – including variable, fixed and capital costs – is likely close to $8 million, a shockingly high proportion of overall Company profitability9. If Insperity were to trade at similar multiples to that of its competitors (11-14x EBITDA), the cost to shareholders of this indulgence would equate to approximately $90-$110MM in market value, or roughly an increase of 12-15% in the total market value of Insperity.

We believe these clear governance failures may be the product of a board that lacks functional independence or lacks the prudent business judgment to preside over a public company.

The Result: Market Value Underperformance

The growth in Insperity’s shareholder value, as reflected in market valuation, has significantly underperformed both its peers and the market indexes. We strongly believe that this is the result of the Company’s disappointing and poor operating underperformance combined with the market’s perception that Insperity’s flawed governance structure will prevent the Company from (a) achieving better results, (b) making the changes required if results are not improved and (c) realizing value to shareholders through a sale of the Company.

Chart 6 below illustrates the degree to which Insperity’s market valuation has underperformed versus all relevant benchmarks. Insperity’s public market multiple of Total Enterprise Value (“TEV”) to EBITDA, currently at 7.4x, is significantly below the average of its public industry competitors (12.5x), the average of its Peer Group Index (20.6x) and well below the overall market, as defined by the Russell 2000 Index (13.3x)10.

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Chart 6: Lagging TEV / LTM EBITDA Multiples

Chart 7 compares Insperity’s TEV / EBITDA multiple with recent industry acquisition multiples, the recently public TriNet (a direct competitor), as well as with the average of the median M&A TEV / EBITDA sector multiples for North American companies in Q1 201411:

Chart 7: TEV / EBITDA Multiples Comparison

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We believe the net result of all these factors has produced an unacceptable return to shareholders over the last five years. Chart 8 below compares Insperity’s shareholder returns versus its peer group and those of the Russell 2000 Total Return index, and speaks for itself, in our view12.

Chart 8: Total Shareholder Returns

Changes Required to Maximize Shareholder Value

To address and remedy these issues, we are calling on Insperity’s board to do the following, immediately:

A.	Enact Governance Changes

•	Split the role of CEO and Chairman.
•	De-classify the board.
•	Appoint three new directors designated by Stadium, with one of the three to become a truly independent Chairman.
•	Immediately eliminate personal use of the Company’s aircraft by executives and spouses. Establish a board committee to evaluate the Company’s travel expenses and costs and benefits to the shareholders of owning and operating two enormous jets.
•	Change compensation agreements for management so that annual cash bonuses are more difficult to achieve and stock awards are subject to performance-based vesting, making them more aligned with shareholder value creation.
•	Deploy excess capital in the most advantageous manner for shareholders. Insperity has significant excess cash that it should immediately use to repurchase large amounts of stock. Not doing so suggests that the board lacks confidence in the Company’s prospects and/or management’s ability to generate shareholder value.

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B.	Explore Strategic Alternatives

Insperity needs to engage new, independent financial advisors and create a special committee of the board, with a Stadium representative as Chair, to explore strategic alternatives for the Company. There is clear evidence the market is willing to pay high multiples for this type of business and that many industry participants’ businesses are growing, not stagnant. After such a long period of underperformance and dismal shareholder returns, shareholders should demand the board perform its duty to explore whether the value of this business could be optimized by someone else.

Conclusion

In our opinion, it is time for immediate change at Insperity. The board needs to address stagnant operating results as well as the corporate governance practices that have permitted excessive compensation and the squandering of shareholder resources. The board must also explore strategic alternatives for the Company immediately. We also look forward to Insperity’s receiving any additional overtures from potential private equity or strategic acquirers, as we think there is significant potential value to be unlocked at Insperity that is well in excess of today’s current market valuation.

We fear that little may be accomplished without direct and active shareholder involvement and a rejection of the status-quo at Insperity. For this reason, we are voting against Insperity’s current board slate and urge our fellow shareholders to consider what we have outlined above when they cast their votes in the coming weeks.

Sincerely,

The Investment Committee of Stadium Capital Management GP, LP

Alexander M. Seaver, Co-founder and Managing Director

Bradley R. Kent, Co-founder and Managing Director

Dominic P. DeMarco, Managing Director and Co-Chief Investment Officer

John L. Welborn, Jr., Managing Director and Co-Chief Investment Officer

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Notes:

(1)	The Peer Group Index is defined using Insperity’s most recent compensation peer group per the Company’s 2014 proxy filing and includes the following 15 companies: Automatic Data Processing, Inc., CBIZ, Inc., Cognizant Technology Solutions Corporation, Concur Technologies, Inc., Convergys Corporation, Genpact Limited, Korn/Ferry International, Paychex, Inc., Resources Connection, Inc., salesforce.com, Inc., Towers Watson & Company, The Ultimate Software Group, Inc., Gartner, Inc., Intuit, Inc. and Web.com Group, Inc.
(2)	EBITDA is defined as Earnings before Interest and Taxes (EBIT), plus depreciation and amortization, and adjusted to add back stock-based compensation expense and other non-recurring expenses and/or extraordinary items (most notably the Company’s $12MM rebranding costs in 2011).
(3)	FY 2014 guidance was taken from Insperity’s Q4 2013 earnings call held on 2/10/14. The mid-point of the FY 2015 outlook was taken from Insperity’s investor day presentation on 3/31/11 (also attached in this filing). Assumptions for depreciation, amortization, and stock-based compensation were made in order to arrive at an estimated EBITDA for FY 2015. These are based on historical trends.
(4)	Initial FY 2013 guidance was given on Insperity’s Q4 2012 earnings call held on 2/8/13.
(5)	Public competitors include Automatic Data Processing, Paychex, and Barrett Business Services. TriNet was not included in this group as it has completed material acquisitions during the FY 2011-13 time period. In addition, for the purposes of calculating EBITDA growth, the Peer Group Index excludes CBIZ, Inc., Korn/Ferry International, Towers Watson & Company, and Web.com Group, Inc., as these companies completed material acquisitions during this time period.
(6)	Compensation data sourced from Insperity’s annual proxy filings.
(7)	Information sourced from Insperity’s most recent proxy filing on 3/31/14: “Prohibition on Hedging and Pledging of Company Common Stock.”
(8)	Please reference Exhibit 1 and Exhibit 2 for detailed flights logs; data sourced from FlightAware.
(9)	Airplane usage costs estimated per information obtained from Embraer for a similar-sized aircraft, the Legacy 600. Total hours estimated at 750 (across both planes) based on 2013 flight logs. Hourly variable costs estimated at $3,600/hour, annual fixed operating costs estimated at $660,000 per plane per year, and depreciation assumes $35MM in gross book value with a 20 year straight-line useful life. Capital costs assume a 10% cost of capital applied to an estimated $35MM book value of plane assets, as noted in the 2013 10-K.
(10)	The latest multiple data points are as of 4/17/14. The Total Enterprise Value for Insperity, the public competitors, and the Peer Group Index includes adjustments for long-term cash and marketable securities (considered additional excess cash), if applicable, as well as deducting from cash the amount that is held on behalf of clients (e.g. withholding taxes, client prepayments, etc.), if applicable. The EBITDA calculation is the same as noted above in Note 2. TriNet was not included within the public competitors as it just recently went public and does not have a long/significant public trading history. No companies were excluded from the Peer Group Index for these calculations and all companies were equally-weighted for averaging purposes. For the Russell 2000 Index, multiples history was obtained directly from Capital IQ. The Russell 2000 Index multiples are market-cap weighted.
(11)	Historical acquisition multiples data was obtained from Capital IQ. The Q1 2014 market multiple represents the average of the median transaction multiples with deal sizes greater than $500MM and excludes the energy, financials, and utilities sectors. The multiple for Ambrose was calculated from data contained within TriNet’s amended S-1 filing on 3/14/14. TriNet’s multiple was calculated as of 4/17/14 and is adjusted for the pro forma cash and debt balances, as well as share count, provided on TriNet’s 424B4 filing on 3/27/14.
(12)	Total shareholder returns data was obtained from Capital IQ. Total shareholder returns are adjusted to include dividend payments and assume that dividends are reinvested into the stock as of the pay-

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date. The Russell 2000 Total Return Index also includes dividend reinvestment. The Peer Group Index is equal-weighted, whereas the Russell 2000 Total Return Index is market-cap weighted.

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Exhibit 1

(see attached)

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KEDC	Austin Executive	Austin, TX	2012-03-12 11:27AM CDT	2012-03-12 11:49AM CDT	0:22
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KEDC	Austin Executive	Austin, TX	2012-03-12 11:27AM CDT	2012-03-12 11:27AM CDT	n/a
N742SP	E135	KEDC	Austin Executive	Austin, TX	KGPI	Glacier Park Intl	Kalispell, MT	2012-03-12 12:53PM CDT	2012-03-12 03:26PM MDT	3:33
N742SP	E135	KGPI	Glacier Park Intl	Kalispell, MT	KEDC	Austin Executive	Austin, TX	2012-03-15 10:53AM MDT	2012-03-15 03:02PM CDT	3:09
N742SP	E135	KEDC	Austin Executive	Austin, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-15 03:38PM CDT	2012-03-15 04:03PM CDT	0:25
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2012-03-19 09:04AM CDT	2012-03-19 01:09PM EDT	3:05
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-03-20 05:22PM EDT	2012-03-20 07:44PM CDT	3:22
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-03-22 07:37AM CDT	2012-03-22 10:14AM EDT	1:37
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-03-25 04:34PM EDT	2012-03-25 05:17PM CDT	1:43
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-03-25 05:50PM CDT	2012-03-25 06:31PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-03-25 07:05PM CDT	2012-03-25 08:11PM PDT	3:06
N742SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KSFO	San Francisco Intl	San Francisco, CA	2012-03-28 08:46AM PDT	2012-03-28 09:01AM PDT	0:14
N742SP	E135	KSFO	San Francisco Intl	San Francisco, CA	KCXO	Lone Star Executive	Houston, TX	2012-03-28 04:57PM PDT	2012-03-28 10:15PM CDT	3:18
N742SP	E135	KCXO	Lone Star Executive	Washington, DC	KIAD	Washington Dulles Intl	Washington, DC	2012-04-01 08:54AM CDT	2012-04-01 12:29PM EDT	2:35
N742SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KORF	Norfolk Intl	Norfolk, VA	2012-04-01 01:23PM EDT	2012-04-01 01:55PM EDT	0:32
N742SP	E135	KORF	Norfolk Intl	Norfolk, VA	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-01 02:40PM EDT	2012-04-01 03:37PM EDT	0:57
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KORD	Chicago O'Hare Intl	Chicago, IL	2012-04-01 05:28PM EDT	2012-04-01 06:26PM CDT	1:58
N742SP	E135	KORD	Chicago O'Hare Intl	Chicago, IL	KIND	Indianapolis Intl	Indianapolis, IN	2012-04-02 11:59AM CDT	2012-04-02 01:25PM EDT	0:26
N742SP	E135	KIND	Indianapolis Intl	Indianapolis, IN	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-02 02:15PM EDT	2012-04-02 03:29PM EDT	1:14
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KORF	Norfolk Intl	Norfolk, VA	2012-04-02 05:34PM EDT	2012-04-02 06:37PM EDT	1:03
N742SP	E135	KORF	Norfolk Intl	Norfolk, VA	KIAD	Washington Dulles Intl	Washington, DC	2012-04-02 07:05PM EDT	2012-04-02 07:51PM EDT	0:46
N742SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KCXO	Lone Star Executive	Houston, TX	2012-04-02 08:34PM EDT	2012-04-02 10:06PM CDT	2:32
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-03 12:48PM CDT	2012-04-03 03:35PM EDT	1:47
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KIND	Indianapolis Intl	Indianapolis, IN	2012-04-03 05:52PM EDT	2012-04-03 07:02PM EDT	1:10
N742SP	E135	KIND	Indianapolis Intl	Indianapolis, IN	KORD	Chicago O'Hare Intl	Chicago, IL	2012-04-03 07:38PM EDT	2012-04-03 07:22PM CDT	0:44
N742SP	E135	KORD	Chicago O'Hare Intl	Chicago, IL	KSAT	San Antonio Intl	San Antonio, TX	2012-04-03 08:08PM CDT	2012-04-03 10:40PM CDT	2:32
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	2012-04-04 11:15AM CDT	2012-04-04 11:59AM CDT	0:44
N742SP	E135	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-04 12:59PM CDT	2012-04-04 03:42PM EDT	1:43
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-04 05:22PM EDT	2012-04-04 06:18PM CDT	1:56
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2012-04-04 07:05PM CDT	2012-04-04 11:04PM EDT	2:59
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KMQS	Chester County G O Carlson	Coatesville, PA	2012-04-05 01:22PM EDT	2012-04-05 01:51PM EDT	0:29
N742SP	E135	KMQS	Chester County G O Carlson	Coatesville, PA	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-05 02:12PM EDT	2012-04-05 03:46PM EDT	1:34
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KSAT	San Antonio Intl	San Antonio, TX	2012-04-05 05:53PM EDT	2012-04-05 07:07PM CDT	2:14
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	2012-04-05 07:41PM CDT	2012-04-05 08:24PM CDT	0:43
N742SP	E135	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	KTKI	McKinney National	Dallas, TX	2012-04-05 09:04PM CDT	2012-04-05 09:13PM CDT	0:08
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-04-06 11:41AM CDT	2012-04-06 12:19PM CDT	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-06 01:03PM CDT	2012-04-06 03:46PM EDT	1:43
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KMQS	Chester County G O Carlson	Coatesville, PA	2012-04-06 06:16PM EDT	2012-04-06 07:41PM EDT	1:25
N742SP	E135	KMQS	Chester County G O Carlson	Coatesville, PA	KTEB	Teterboro	Teterboro, NJ	2012-04-06 08:09PM EDT	2012-04-06 08:27PM EDT	0:18
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-04-06 09:29PM EDT	2012-04-06 11:30PM CDT	3:01
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-08 02:28PM CDT	2012-04-08 05:06PM EDT	1:38
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KTKI	McKinney National	Dallas, TX	2012-04-08 09:41PM EDT	2012-04-08 10:49PM CDT	2:08
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-04-08 11:13PM CDT	2012-04-08 11:46PM CDT	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KPHL	Philadelphia Intl	Philadelphia, PA	2012-04-15 01:15PM CDT	2012-04-15 04:57PM EDT	2:42
N742SP	E135	KPHL	Philadelphia Intl	Philadelphia, PA	KCXO	Lone Star Executive	Houston, TX	2012-04-18 10:02AM EDT	2012-04-18 12:08PM CDT	3:06
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-04-19 11:42AM CDT	2012-04-19 12:23PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-04-21 08:19AM CDT	2012-04-21 08:56AM CDT	0:37
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-04-27 05:23PM CDT	2012-04-27 06:04PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-04-29 10:22PM CDT	2012-04-29 11:03PM CDT	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-05-03 02:35PM CDT	2012-05-03 03:19PM CDT	0:44
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-03 05:05PM CDT	2012-05-03 05:34PM CDT	0:29
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-05-03 10:27PM CDT	2012-05-03 11:08PM CDT	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KOUN	Univ of OK Arpt	Norman, OK	2012-05-03 11:04PM CDT	2012-05-03 11:04PM CDT	n/a
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-03 11:38PM CDT	2012-05-04 12:05AM CDT	0:27
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-05-07 02:08PM CDT	2012-05-07 04:47PM EDT	1:39
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-05-09 01:26PM EDT	2012-05-09 02:33PM CDT	2:07
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-05-13 02:34PM CDT	2012-05-13 02:45PM CDT	0:11
N742SP	E135	KHOU	William P Hobby	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2012-05-13 04:23PM CDT	2012-05-13 04:55PM CDT	0:32
N742SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KTEB	Teterboro	Teterboro, NJ	2012-05-13 05:29PM CDT	2012-05-13 09:36PM EDT	3:07
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KBOS	Boston Logan Intl	Boston, MA	2012-05-15 06:45PM EDT	2012-05-15 07:19PM EDT	0:34
N742SP	E135	KBOS	Boston Logan Intl	Boston, MA	KVNY	Van Nuys	Van Nuys, CA	2012-05-16 04:44PM EDT	2012-05-16 07:39PM PDT	5:55
N742SP	E135	KVNY	Van Nuys	Van Nuys, CA	KSFO	San Francisco Intl	San Francisco, CA	2012-05-17 12:57PM PDT	2012-05-17 01:50PM PDT	0:53
N742SP	E135	KSFO	San Francisco Intl	San Francisco, CA	KDAL	Dallas Love Field	Dallas, TX	2012-05-18 09:54AM PDT	2012-05-18 02:49PM CDT	2:55
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KHOU	William P Hobby	Houston, TX	2012-05-18 03:20PM CDT	2012-05-18 04:05PM CDT	0:45
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-18 04:29PM CDT	2012-05-18 04:40PM CDT	0:11

12

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MYNN	Lynden Pindling Int'l (Nassau)	Nassau	2012-05-30 12:02PM CDT	2012-05-30 03:22PM EDT	2:20
N742SP	E135	MYNN	Lynden Pindling Int'l (Nassau)	Nassau	KFXE	Fort Lauderdale Executive	Fort Lauderdale, FL	2012-06-03 02:23PM EDT	2012-06-03 02:54PM EDT	0:31
N742SP	E135	KFXE	Fort Lauderdale Executive	Fort Lauderdale, FL	KCXO	Lone Star Executive	Houston, TX	2012-06-03 04:11PM EDT	2012-06-03 05:34PM CDT	2:23
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-06-06 08:40AM CDT	2012-06-06 11:22AM EDT	1:42
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-06-08 02:14PM EDT	2012-06-08 03:08PM CDT	1:54
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-06-10 03:29PM CDT	2012-06-10 11:00PM NDT	5:01
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2012-06-11 12:02AM NDT	2012-06-11 03:32AM BST	n/a
N742SP		EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2012-06-17 07:42PM BST	2012-06-17 08:44PM NDT	4:32
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KBGR	Bangor Intl	Bangor, ME	2012-06-17 09:53PM NDT	2012-06-17 09:53PM EDT	1:30
N742SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-06-17 10:30PM EDT	2012-06-18 01:08AM CDT	3:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-06-18 03:10PM CDT	2012-06-18 03:45PM CDT	0:35
N742SP	E135	KTKI	McKinney National	Dallas, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-06-18 04:33PM CDT	2012-06-19 12:07AM NDT	5:04
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	LIRA	Ciampino (Giovan Battista Pastine)	Rome	2012-06-19 01:53AM NDT	2012-06-19 06:23AM CEST	n/a
N742SP	E135	EINN	Shannon	Shannon, County Clare	KBGR	Bangor Intl	Bangor, ME	2012-06-25 03:22PM BST	2012-06-25 04:04PM EDT	5:42
N742SP	E135	KBGR	Bangor Intl	Bangor, ME	KTKI	McKinney National	Dallas, TX	2012-06-25 04:59PM EDT	2012-06-25 07:39PM CDT	3:40
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-06-25 08:38PM CDT	2012-06-25 09:14PM CDT	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-06-26 11:33AM CDT	2012-06-26 02:12PM EDT	1:39
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-06-28 12:22PM EDT	2012-06-28 01:02PM CDT	1:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDPA	Dupage	Chicago/West Chicago, IL	2012-06-29 09:10AM CDT	2012-06-29 11:01AM CDT	1:51
N742SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2012-07-01 07:05PM CDT	2012-07-01 09:03PM CDT	1:58
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-07-06 09:44AM CDT	2012-07-06 09:55AM CDT	0:11
N742SP	E135	KHOU	William P Hobby	Houston, TX	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	2012-07-06 02:15PM CDT	2012-07-06 02:41PM CDT	0:26
N742SP	E135	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	KHOU	William P Hobby	Houston, TX	2012-07-06 03:02PM CDT	2012-07-06 03:24PM CDT	0:22
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-06 04:17PM CDT	2012-07-06 04:28PM CDT	0:11
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-06 04:18PM CDT	2012-07-06 04:18PM CDT	n/a
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSPW	Spencer Muni	Spencer, IA	2012-07-07 08:36AM CDT	2012-07-07 10:53AM CDT	2:17
N742SP	E135	KSPW	Spencer Muni	Spencer, IA	KDWH	Hooks Mem Arpt	Houston, TX	2012-07-07 11:55AM CDT	2012-07-07 02:04PM CDT	2:09
N742SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-07 02:44PM CDT	2012-07-07 02:50PM CDT	0:06
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KLAX	Los Angeles Intl	Los Angeles, CA	2012-07-10 10:19AM CDT	2012-07-10 11:19AM PDT	3:00
N742SP	E135	KLAX	Los Angeles Intl	Los Angeles, CA	KCXO	Lone Star Executive	Houston, TX	2012-07-10 03:45PM PDT	2012-07-10 08:44PM CDT	2:59
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTVC	Cherry Capital	Traverse City, MI	2012-07-12 12:23PM CDT	2012-07-12 03:42PM EDT	2:19
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-07-12 12:23PM CDT	2012-07-12 12:23PM CDT	0:00
N742SP	E135	KTVC	Cherry Capital	Traverse City, MI	KCXO	Lone Star Executive	Houston, TX	2012-07-12 04:40PM EDT	2012-07-12 06:10PM CDT	2:30
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-07-13 03:30PM CDT	2012-07-13 04:11PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2012-07-13 04:48PM CDT	2012-07-13 05:31PM CDT	0:43
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTVC	Cherry Capital	Traverse City, MI	2012-07-13 06:23PM CDT	2012-07-13 09:06PM EDT	1:43
N742SP	E135	KTVC	Cherry Capital	Traverse City, MI	KCXO	Lone Star Executive	Houston, TX	2012-07-14 08:56AM EDT	2012-07-14 10:46AM CDT	2:50
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KFYV	Drake Field	Fayetteville, AR	2012-07-14 12:19PM CDT	2012-07-14 02:12PM CDT	1:53
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-07-15 07:50PM CDT	2012-07-15 08:30PM CDT	0:40
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-15 08:59PM CDT	2012-07-15 09:37PM CDT	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDPA	Dupage	Chicago/West Chicago, IL	2012-07-16 08:30AM CDT	2012-07-16 10:28AM CDT	1:58
N742SP	E135	KDPA	Dupage	Chicago/West Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2012-07-19 12:52PM CDT	2012-07-19 02:57PM CDT	2:05
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-07-19 06:02PM CDT	2012-07-19 06:43PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-19 07:05PM CDT	2012-07-19 07:10PM CDT	0:04
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-19 07:06PM CDT	2012-07-19 07:39PM CDT	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-07-20 03:41PM CDT	2012-07-20 11:08PM NDT	4:57
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2012-07-21 12:14AM NDT	2012-07-21 03:44AM BST	n/a
N742SP		EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2012-07-25 03:04PM BST	2012-07-25 04:41PM NDT	5:07
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KBGR	Bangor Intl	Bangor, ME	2012-07-25 05:31PM NDT	2012-07-25 05:44PM EDT	1:43
N742SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-07-25 06:27PM EDT	2012-07-25 09:12PM CDT	3:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-07-27 01:18PM CDT	2012-07-27 01:58PM CDT	0:40
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-07-27 01:18PM CDT	2012-07-27 01:18PM CDT	n/a
N742SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2012-07-27 02:46PM CDT	2012-07-27 03:31PM CDT	0:45
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-07-29 03:35PM CDT	2012-07-29 04:12PM CDT	0:37
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-29 06:31PM CDT	2012-07-29 07:06PM CDT	0:35
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-07-29 07:43PM CDT	2012-07-29 10:33PM EDT	1:50
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2012-08-10 05:08PM EDT	2012-08-10 06:02PM CDT	1:54
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-08-17 09:56AM CDT	2012-08-17 10:37AM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2012-08-17 02:04PM CDT	2012-08-17 02:48PM CDT	0:44
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KSPW	Spencer Muni	Spencer, IA	2012-08-17 03:17PM CDT	2012-08-17 04:29PM CDT	1:12
N742SP	E135	KSPW	Spencer Muni	Spencer, IA	KDWH	Hooks Mem Arpt	Houston, TX	2012-08-18 12:13PM CDT	2012-08-18 02:24PM CDT	2:11
N742SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KFYV	Drake Field	Fayetteville, AR	2012-08-19 12:51PM CDT	2012-08-19 02:03PM CDT	1:12
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-08-19 05:05PM CDT	2012-08-19 05:42PM CDT	0:37
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-08-19 06:14PM CDT	2012-08-19 06:47PM CDT	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-08-23 05:30PM CDT	2012-08-23 06:10PM CDT	0:40

13

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-08-26 10:13PM CDT	2012-08-26 10:49PM CDT	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-08-29 11:05AM CDT	2012-08-29 11:46AM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KAPA	Centennial	Denver, CO	2012-08-29 12:10PM CDT	2012-08-29 12:39PM MDT	1:29
N742SP	E135	KAPA	Centennial	Denver, CO	KSAT	San Antonio Intl	San Antonio, TX	2012-08-30 10:18PM MDT	2012-08-30 11:18PM CDT	n/a
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-08-31 04:30PM CDT	2012-08-31 05:12PM CDT	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-03 07:12PM CDT	2012-09-03 07:49PM CDT	0:37
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KPHL	Philadelphia Intl	Philadelphia, PA	2012-09-06 06:20AM CDT	2012-09-06 10:12AM EDT	2:52
N742SP	E135	KPHL	Philadelphia Intl	Philadelphia, PA	KMMU	Morristown Muni	Morristown, NJ	2012-09-06 07:05PM EDT	2012-09-06 07:31PM EDT	0:26
N742SP	E135	KMMU	Morristown Muni	Morristown, NJ	KCXO	Lone Star Executive	Houston, TX	2012-09-07 03:26PM EDT	2012-09-07 05:28PM CDT	3:02
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-09-07 05:58PM CDT	2012-09-07 06:40PM CDT	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-09 09:38PM CDT	2012-09-09 10:16PM CDT	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2012-09-11 02:17PM CDT	2012-09-11 06:09PM EDT	2:52
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-09-12 05:25PM EDT	2012-09-12 07:20PM CDT	2:55
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSY	New Orleans Intl	New Orleans, LA	2012-09-13 08:30AM CDT	2012-09-13 09:18AM CDT	0:48
N742SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KBZN	Bozeman Yellowstone Intl	Bozeman, MT	2012-09-13 10:38AM CDT	2012-09-13 01:03PM MDT	3:25
N742SP	E135	KBZN	Bozeman Yellowstone Intl	Bozeman, MT	KHOU	William P Hobby	Houston, TX	2012-09-20 07:57AM MDT	2012-09-20 11:45AM CDT	2:48
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-20 12:29PM CDT	2012-09-20 12:40PM CDT	0:11
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCOS	Colorado Sprgs Muni	Colorado Springs, CO	2012-09-21 12:12PM CDT	2012-09-21 01:02PM MDT	1:50
N742SP	E135	KCOS	Colorado Sprgs Muni	Colorado Springs, CO	KCXO	Lone Star Executive	Houston, TX	2012-09-21 01:41PM MDT	2012-09-21 04:22PM CDT	1:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-09-22 02:49PM CDT	2012-09-22 04:00PM CDT	1:11
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-23 08:09PM CDT	2012-09-23 08:51PM CDT	0:42
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-09-24 09:28AM CDT	2012-09-24 12:07PM EDT	1:39
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-09-24 12:45PM EDT	2012-09-24 01:36PM CDT	1:51
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-09-25 07:37AM CDT	2012-09-25 08:18AM CDT	0:41
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-25 11:30AM CDT	2012-09-25 12:07PM CDT	0:37
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-09-27 09:33AM CDT	2012-09-27 12:13PM EDT	1:40
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-09-27 12:59PM EDT	2012-09-27 01:44PM CDT	1:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2012-09-28 07:24AM CDT	2012-09-28 09:58AM EDT	1:34
N742SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2012-09-28 12:45PM EDT	2012-09-28 01:23PM CDT	1:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHDN	Yampa Valley	Hayden, CO	2012-09-29 09:34AM CDT	2012-09-29 08:34AM MDT	n/a
N742SP	E135	KDWX	Dixon	Dixon, WY	KHOU	William P Hobby	Houston, TX	2012-09-29 12:01PM MDT	2012-09-29 03:15PM CDT	2:14
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-29 03:50PM CDT	2012-09-29 04:10PM CDT	0:20
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSY	New Orleans Intl	New Orleans, LA	2012-09-30 10:21AM CDT	2012-09-30 11:04AM CDT	0:43
N742SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KHOU	William P Hobby	Houston, TX	2012-09-30 01:10PM CDT	2012-09-30 02:10PM CDT	1:00
N742SP	E135	KHOU	William P Hobby	Houston, TX	KFWS	Fort Worth Spinks	Fort Worth, TX	2012-09-30 02:33PM CDT	2012-09-30 03:18PM CDT	0:45
N742SP	E135	KFWS	Fort Worth Spinks	Fort Worth, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-30 03:51PM CDT	2012-09-30 04:36PM CDT	0:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-10-02 07:16AM CDT	2012-10-02 02:10PM NDT	4:24
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGGW	London Luton	London, England	2012-10-02 02:56PM NDT	2012-10-02 06:26PM BST	n/a
N742SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2012-10-07 02:48PM BST	2012-10-07 04:11PM NDT	4:53
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KBGR	Bangor Intl	Bangor, ME	2012-10-07 04:51PM NDT	2012-10-07 05:19PM EDT	1:58
N742SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-10-07 05:55PM EDT	2012-10-07 09:18PM CDT	4:23
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-10-11 04:11PM CDT	2012-10-11 04:57PM CDT	0:46
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-10-14 03:16PM CDT	2012-10-14 03:55PM CDT	0:39
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSY	New Orleans Intl	New Orleans, LA	2012-10-16 09:49AM CDT	2012-10-16 10:29AM CDT	0:40
N742SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KTEB	Teterboro	Teterboro, NJ	2012-10-16 12:10PM CDT	2012-10-16 03:36PM EDT	2:26
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-10-16 04:44PM EDT	2012-10-16 07:04PM CDT	3:20
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSTL	Lambert-St Louis Intl	St Louis, MO	2012-10-18 07:54AM CDT	2012-10-18 09:31AM CDT	1:37
N742SP	E135	KSTL	Lambert-St Louis Intl	St Louis, MO	KCXO	Lone Star Executive	Houston, TX	2012-10-19 10:51AM CDT	2012-10-19 12:23PM CDT	1:32
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2012-10-21 10:05AM CDT	2012-10-21 02:03PM EDT	2:58
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KMSY	New Orleans Intl	New Orleans, LA	2012-10-21 03:13PM EDT	2012-10-21 04:47PM CDT	2:34
N742SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KCXO	Lone Star Executive	Houston, TX	2012-10-21 05:20PM CDT	2012-10-21 06:03PM CDT	0:43
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2012-10-23 02:44PM CDT	2012-10-23 03:22PM CDT	0:38
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2012-10-25 01:38PM CDT	2012-10-25 02:15PM CDT	0:37
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-10-27 10:33PM CDT	2012-10-27 11:11PM CDT	0:38
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-10-28 09:48PM CDT	2012-10-28 10:19PM CDT	0:31
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KIAH	Houston Bush Int'ctl	Houston, TX	2012-10-30 09:16AM CDT	2012-10-30 09:24AM CDT	0:08
N742SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KVNY	Van Nuys	Van Nuys, CA	2012-10-30 12:53PM CDT	2012-10-30 02:05PM PDT	3:12
N742SP	E135	KVNY	Van Nuys	Van Nuys, CA	KIAH	Houston Bush Int'ctl	Houston, TX	2012-10-31 01:00PM PDT	2012-10-31 05:52PM CDT	2:52
N742SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-10-31 06:34PM CDT	2012-10-31 06:42PM CDT	0:08
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-11-02 11:09AM CDT	2012-11-02 11:49AM CDT	0:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-11-02 11:09AM CDT	2012-11-02 11:09AM CDT	n/a
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-02 04:21PM CDT	2012-11-02 05:00PM CDT	0:39
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-02 05:02PM CDT	2012-11-02 05:00PM CDT	n/a
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-11-04 07:22PM CST	2012-11-04 08:03PM CST	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-04 09:39PM CST	2012-11-04 10:15PM CST	0:36

14

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-11-08 07:02AM CST	2012-11-08 09:50AM EST	1:48
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2012-11-09 12:45PM EST	2012-11-09 01:19PM EST	0:34
N742SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KAGS	Augusta Regional	Augusta, GA	2012-11-09 02:28PM EST	2012-11-09 03:00PM EST	0:32
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2012-11-11 02:18PM EST	2012-11-11 02:55PM EST	0:37
N742SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KTEB	Teterboro	Teterboro, NJ	2012-11-11 03:40PM EST	2012-11-11 05:27PM EST	1:47
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-11-11 06:13PM EST	2012-11-11 08:42PM CST	3:29
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-11-12 02:06PM CST	2012-11-12 04:43PM EST	1:37
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KPBI	Palm Beach Intl	West Palm Beach, FL	2012-11-15 03:08PM EST	2012-11-15 04:22PM EST	1:14
N742SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KCXO	Lone Star Executive	Houston, TX	2012-11-15 04:46PM EST	2012-11-15 06:01PM CST	2:15
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-11-16 01:15PM CST	2012-11-16 02:01PM CST	0:46
N742SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2012-11-16 02:43PM CST	2012-11-16 03:27PM CST	0:44
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-11-18 02:52PM CST	2012-11-18 03:29PM CST	0:37
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-18 04:02PM CST	2012-11-18 04:41PM CST	0:39
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-11-20 06:23AM CST	2012-11-20 06:39AM CST	0:16
N742SP	E135	KHOU	William P Hobby	Houston, TX	TNCM	Princess Juliana Int'l	St Martin	2012-11-20 08:41AM CST	2012-11-20 02:35PM AST	3:54
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP	E135	TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP	E135	TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 04:29PM CST	5:10
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP	E135	TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP		TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 11:19AM CST	n/a
N742SP	E135	TNCM	Princess Juliana Int'l	St Martin	KHOU	William P Hobby	Houston, TX	2012-11-25 01:19PM AST	2012-11-25 04:28PM CST	5:08
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-28 12:39PM CST	2012-11-28 12:50PM CST	0:11
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2012-11-30 08:17AM CST	2012-11-30 10:53AM EST	1:36
N742SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2012-11-30 01:54PM EST	2012-11-30 02:32PM CST	1:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-12-05 08:08AM CST	2012-12-05 10:52AM EST	1:44
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-12-06 03:01PM EST	2012-12-06 03:57PM CST	1:56
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-12-08 08:31AM CST	2012-12-08 08:49AM CST	0:18
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCOT	Cotulla-La Salle County	Cotulla, TX	2012-12-08 09:39AM CST	2012-12-08 09:39AM CST	n/a
N742SP	E135	KCOT	Cotulla-La Salle County	Cotulla, TX	KCRP	Corpus Christi Intl	Corpus Christi, TX	2012-12-08 11:35AM CST	2012-12-08 12:04PM CST	0:29
N742SP	E135	KCRP	Corpus Christi Intl	Corpus Christi, TX	KHOU	William P Hobby	Houston, TX	2012-12-08 04:10PM CST	2012-12-08 04:46PM CST	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-12-11 07:20AM CST	2012-12-11 09:57AM EST	1:37
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2012-12-12 03:14PM EST	2012-12-12 04:16PM CST	2:02
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KONT	Ontario Intl	Ontario, CA	2012-12-13 09:28AM CST	2012-12-13 10:43AM PST	3:15
N742SP	E135	KONT	Ontario Intl	Ontario, CA	KCXO	Lone Star Executive	Houston, TX	2012-12-13 02:02PM PST	2012-12-13 06:39PM CST	2:37
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-12-14 10:10AM CST	2012-12-14 10:49AM CST	0:39
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-12-14 01:35PM CST	2012-12-14 02:11PM CST	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	2012-12-21 02:10PM CST	2012-12-21 02:48PM CST	0:38
N742SP	E135	KDFW	Dallas/Fort Worth Intl	Dallas-Fort Worth, TX	MMPR	Lic. Gustavo Diaz Ordaz Int'l	Puerto Vallarta, Jalisco	2012-12-21 04:12PM CST	2012-12-21 04:12PM CST	n/a
N742SP	E135	MMPR	Lic. Gustavo Diaz Ordaz Int'l	Puerto Vallarta, Jalisco	KLRD	Laredo Intl	Laredo, TX	2012-12-21 07:30PM CST	2012-12-21 07:30PM CST	n/a
N742SP	E135	KLRD	Laredo Intl	Laredo, TX	KCXO	Lone Star Executive	Houston, TX	2012-12-21 09:33PM CST	2012-12-21 10:17PM CST	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHYI	San Marcos Muni	San Marcos, TX	2012-12-26 10:54AM CST	2012-12-26 10:54AM CST	n/a
N742SP		KCXO	Lone Star Executive	Houston, TX	KHYI	San Marcos Muni	San Marcos, TX	2012-12-26 10:54AM CST	2012-12-26 11:27AM CST	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHYI	San Marcos Muni	San Marcos, TX	2012-12-26 10:54AM CST	2012-12-26 11:27AM CST	0:33
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 03:33PM EST	2:02
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a

15

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 03:30PM EST	1:59
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP		KHYI	San Marcos Muni	San Marcos, TX	KEYW	Key West Intl	Key West, FL	2012-12-26 12:31PM CST	2012-12-26 01:31PM EST	n/a
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP	E135	KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 05:44PM CST	2:22
N742SP		KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP	E135	KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 03:22PM CST	n/a
N742SP	E135	KEYW	Key West Intl	Key West, FL	KCXO	Lone Star Executive	Houston, TX	2012-12-26 04:22PM EST	2012-12-26 05:44PM CST	2:22
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KIAH	Houston Bush Int'ctl	Houston, TX	2012-12-29 08:52AM CST	2012-12-29 09:03AM CST	0:11
N742SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	MRLB	Daniel Oduber Int'l	Liberia (Costa Rica)	2012-12-29 11:24AM CST	2012-12-29 11:24AM CST	n/a
N742SP	E135	MRLB	Daniel Oduber Int'l	Liberia	KHOU	William P Hobby	Houston, TX	2012-12-29 03:28PM CST	2012-12-29 06:37PM CST	3:08
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-12-29 07:04PM CST	2012-12-29 07:17PM CST	0:13
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KEYW	Key West Intl	Key West, FL	2013-01-01 09:45AM CST	2013-01-01 10:45AM EST	n/a
N742SP	E135	KEYW	Key West Intl	Key West, FL	KHYI	San Marcos Muni	San Marcos, TX	2013-01-01 01:53PM EST	2013-01-01 03:25PM CST	2:32
N742SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-01 04:19PM CST	2013-01-01 04:48PM CST	0:29
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MRLB	Daniel Oduber Int'l	Liberia (Costa Rica)	2013-01-05 06:01AM CST	2013-01-05 06:01AM CST	n/a
N742SP	E135	MRLB	Daniel Oduber Int'l	Liberia	KIAH	Houston Bush Int'ctl	Houston, TX	2013-01-05 11:08AM CST	2013-01-05 02:16PM CST	3:07
N742SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-05 03:19PM CST	2013-01-05 03:31PM CST	0:12
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCRP	Corpus Christi Intl	Corpus Christi, TX	2013-01-09 08:29AM CST	2013-01-09 09:18AM CST	0:49
N742SP	E135	KCRP	Corpus Christi Intl	Corpus Christi, TX	KHOU	William P Hobby	Houston, TX	2013-01-09 10:19AM CST	2013-01-09 10:55AM CST	0:36
N742SP	E135	KHOU	William P Hobby	Houston, TX	KEGE	Eagle County Rgnl	Eagle, CO	2013-01-09 11:40AM CST	2013-01-09 10:40AM MST	n/a
N742SP	E135	KEGE	Eagle County Rgnl	Eagle, CO	KLRD	Laredo Intl	Laredo, TX	2013-01-09 01:46PM MST	2013-01-09 02:46PM CST	n/a
N742SP	E135	KLRD	Laredo Intl	Laredo, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-09 05:50PM CST	2013-01-09 06:35PM CST	0:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-01-11 10:33AM CST	2013-01-11 11:14AM CST	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-11 04:34PM CST	2013-01-11 05:12PM CST	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-01-13 05:11PM CST	2013-01-13 05:51PM CST	0:40
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-14 07:49AM CST	2013-01-14 08:37AM CST	0:48
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-01-17 07:46AM CST	2013-01-17 10:31AM EST	1:45
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2013-01-18 03:16PM EST	2013-01-18 04:21PM CST	2:05
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-01-18 04:57PM CST	2013-01-18 05:39PM CST	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-20 10:12PM CST	2013-01-20 10:53PM CST	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MBPV	Providenciales Int'l	Providenciales (Turks and Caicos)	2013-01-21 09:25AM CST	2013-01-21 01:14PM EST	2:49
N742SP	E135	MBPV	Providenciales Int'l	Providenciales	KHOU	William P Hobby	Houston, TX	2013-01-26 10:46AM EST	2013-01-26 01:21PM CST	3:35
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-26 01:46PM CST	2013-01-26 01:58PM CST	0:12
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-01-26 02:27PM CST	2013-01-26 03:09PM CST	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-27 09:12PM CST	2013-01-27 09:51PM CST	0:39
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-01-30 11:07AM EST	2013-01-30 10:07AM CST	n/a
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-02-01 07:45AM CST	2013-02-01 08:01AM CST	0:16
N742SP	E135	KHOU	William P Hobby	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-02-01 10:26AM CST	2013-02-01 10:59AM CST	0:33
N742SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KHOU	William P Hobby	Houston, TX	2013-02-01 11:27AM CST	2013-02-01 12:01PM CST	0:34
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-01 01:19PM CST	2013-02-01 01:42PM CST	0:23
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-02-01 05:15PM CST	2013-02-01 06:02PM CST	0:47
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-01 06:21PM CST	2013-02-01 07:03PM CST	0:42
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSUA	Witham Field	Stuart, FL	2013-02-02 09:01AM CST	2013-02-02 11:54AM EST	1:53
N742SP	E135	KSUA	Witham Field	Stuart, FL	KCXO	Lone Star Executive	Houston, TX	2013-02-03 05:14PM EST	2013-02-03 06:40PM CST	2:26
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	2013-02-04 07:52AM CST	2013-02-04 09:04AM CST	1:12
N742SP	E135	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	KCXO	Lone Star Executive	Houston, TX	2013-02-10 12:02PM CST	2013-02-10 01:47PM CST	1:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-02-12 08:10AM CST	2013-02-12 08:55AM CST	0:45
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KAPF	Naples Muni	Naples, FL	2013-02-12 12:06PM CST	2013-02-12 03:07PM EST	2:01
N742SP	E135	KAPF	Naples Muni	Naples, FL	KDAL	Dallas Love Field	Dallas, TX	2013-02-15 02:29PM EST	2013-02-15 04:18PM CST	2:49
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-15 04:44PM CST	2013-02-15 05:21PM CST	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMMU	Morristown Muni	Morristown, NJ	2013-02-18 05:49PM CST	2013-02-18 09:24PM EST	2:35
N742SP	E135	KMMU	Morristown Muni	Morristown, NJ	KCXO	Lone Star Executive	Houston, TX	2013-02-19 04:04PM EST	2013-02-19 06:36PM CST	3:32
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-02-20 07:03AM CST	2013-02-20 09:36AM EST	1:33
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2013-02-21 03:00PM EST	2013-02-21 04:25PM CST	2:25
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2013-02-25 02:29PM CST	2013-02-25 06:15PM EST	2:46
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2013-02-26 04:52PM EST	2013-02-26 07:22PM CST	3:30
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KFYV	Drake Field	Fayetteville, AR	2013-03-02 09:50AM CST	2013-03-02 10:56AM CST	1:06
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KHOU	William P Hobby	Houston, TX	2013-03-02 11:53AM CST	2013-03-02 01:04PM CST	1:11
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-02 01:44PM CST	2013-03-02 02:01PM CST	0:17

16

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MYNN	Lynden Pindling Int'l (Nassau)	Nassau (Bahamas)	2013-03-03 10:11AM CST	2013-03-03 01:17PM EST	2:06
N742SP	E135	MYNN	Lynden Pindling Int'l (Nassau)	Nassau	KHOU	William P Hobby	Houston, TX	2013-03-08 11:08AM EST	2013-03-08 01:03PM CST	2:55
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-08 01:32PM CST	2013-03-08 01:52PM CST	0:20
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KUDD	Bermuda Dunes	Palm Springs, CA	2013-03-17 02:44PM CDT	2013-03-17 03:50PM PDT	3:06
N742SP	E135	KUDD	Bermuda Dunes	Palm Springs, CA	KCXO	Lone Star Executive	Houston, TX	2013-03-19 06:34PM PDT	2013-03-19 10:52PM CDT	2:18
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-03-22 03:01PM CDT	2013-03-22 03:42PM CDT	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-24 09:52PM CDT	2013-03-24 10:33PM CDT	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-03-26 08:27AM CDT	2013-03-26 09:11AM CDT	0:44
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCVH	Hollister Muni	Hollister, CA	2013-03-26 09:59AM CDT	2013-03-26 11:26AM PDT	3:27
N742SP	E135	KCVH	Hollister Muni	Hollister, CA	KTKI	McKinney National	Dallas, TX	2013-03-27 03:44PM PDT	2013-03-27 08:37PM CDT	2:53
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-27 09:05PM CDT	2013-03-27 09:45PM CDT	0:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-04-02 07:02AM CDT	2013-04-02 07:47AM CDT	0:45
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-02 12:41PM CDT	2013-04-02 01:15PM CDT	0:34
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-04-04 04:17PM CDT	2013-04-04 04:59PM CDT	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-06 08:19AM CDT	2013-04-06 09:00AM CDT	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-06 09:47AM CDT	2013-04-06 12:29PM EDT	1:42
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KIAD	Washington Dulles Intl	Washington, DC	2013-04-06 01:16PM EDT	2013-04-06 02:28PM EDT	1:12
N742SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KORF	Norfolk Intl	Norfolk, VA	2013-04-07 12:56PM EDT	2013-04-07 01:18PM EDT	0:22
N742SP	E135	KORF	Norfolk Intl	Norfolk, VA	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-07 02:16PM EDT	2013-04-07 03:23PM EDT	1:07
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KTEB	Teterboro	Teterboro, NJ	2013-04-07 04:44PM EDT	2013-04-07 06:06PM EDT	1:22
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-08 01:49PM EDT	2013-04-08 03:33PM EDT	1:44
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KORF	Norfolk Intl	Norfolk, VA	2013-04-08 05:45PM EDT	2013-04-08 06:42PM EDT	0:57
N742SP	E135	KORF	Norfolk Intl	Norfolk, VA	KIAD	Washington Dulles Intl	Washington, DC	2013-04-08 07:33PM EDT	2013-04-08 08:11PM EDT	0:38
N742SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KDAL	Dallas Love Field	Dallas, TX	2013-04-08 09:15PM EDT	2013-04-08 11:05PM CDT	2:50
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-09 12:56PM CDT	2013-04-09 03:39PM EDT	1:43
N742SP	E135	R IRQ 1 7			KTEB	Teterboro	Teterboro, NJ	2013-04-09 08:58PM UTC	2013-04-09 07:16PM EDT	2:18
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KSTL	Lambert-St Louis Intl	St Louis, MO	2013-04-09 08:17PM EDT	2013-04-09 09:28PM CDT	2:11
N742SP	E135	KSTL	Lambert-St Louis Intl	St Louis, MO	KDAL	Dallas Love Field	Dallas, TX	2013-04-10 10:10AM CDT	2013-04-10 11:39AM CDT	1:29
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-10 01:22PM CDT	2013-04-10 04:15PM EDT	1:53
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KDAL	Dallas Love Field	Dallas, TX	2013-04-10 05:49PM EDT	2013-04-10 07:16PM CDT	2:26
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KMDW	Chicago Midway Intl	Chicago, IL	2013-04-11 10:41AM CDT	2013-04-11 12:23PM CDT	1:42
N742SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-11 01:25PM CDT	2013-04-11 04:13PM EDT	1:48
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KSTL	Lambert-St Louis Intl	St Louis, MO	2013-04-11 05:45PM EDT	2013-04-11 06:12PM CDT	1:27
N742SP	E135	KSTL	Lambert-St Louis Intl	St Louis, MO	KDAL	Dallas Love Field	Dallas, TX	2013-04-11 07:01PM CDT	2013-04-11 08:29PM CDT	1:28
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KTKI	McKinney National	Dallas, TX	2013-04-12 10:12AM CDT	2013-04-12 10:23AM CDT	0:11
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-12 11:52AM CDT	2013-04-12 12:28PM CDT	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-12 01:18PM CDT	2013-04-12 03:50PM EDT	1:32
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KMDW	Chicago Midway Intl	Chicago, IL	2013-04-12 06:10PM EDT	2013-04-12 06:51PM CDT	1:41
N742SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KDAL	Dallas Love Field	Dallas, TX	2013-04-12 07:42PM CDT	2013-04-12 09:43PM CDT	2:01
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-13 09:39AM CDT	2013-04-13 12:15PM EDT	1:36
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-13 01:03PM EDT	2013-04-13 02:11PM CDT	2:08
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-14 04:59PM CDT	2013-04-14 07:42PM EDT	1:43
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KTKI	McKinney National	Dallas, TX	2013-04-14 10:04PM EDT	2013-04-14 11:11PM CDT	2:07
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-14 11:46PM CDT	2013-04-15 12:22AM CDT	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-16 03:08PM CDT	2013-04-16 05:40PM EDT	1:32
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-18 02:50PM EDT	2013-04-18 03:58PM CDT	2:08
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KRSN	Ruston Rgnl	Ruston, LA	2013-04-19 04:38PM CDT	2013-04-19 05:15PM CDT	0:37
N742SP	E135	KRSN	Ruston Rgnl	Ruston, LA	KCXO	Lone Star Executive	Houston, TX	2013-04-19 07:57PM CDT	2013-04-19 08:46PM CDT	0:49
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-04-21 11:00AM CDT	2013-04-21 11:42AM CDT	0:42
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-22 01:48PM CDT	2013-04-22 02:29PM CDT	0:41
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2013-04-24 04:41PM EDT	2013-04-24 07:13PM CDT	3:32
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-04-29 10:22AM CDT	2013-04-29 10:22AM CDT	0:00
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KOAK	Metropolitan Oakland Intl	Oakland, CA	2013-04-29 10:22AM CDT	2013-04-29 11:58AM PDT	3:36
N742SP	E135	KOAK	Metropolitan Oakland Intl	Oakland, CA	KBUR	Bob Hope	Burbank, CA	2013-04-29 01:39PM PDT	2013-04-29 02:29PM PDT	0:50
N742SP	E135	KBUR	Bob Hope	Burbank, CA	KCXO	Lone Star Executive	Houston, TX	2013-04-29 03:36PM PDT	2013-04-29 08:31PM CDT	2:55
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KBUR	Bob Hope	Burbank, CA	2013-05-01 10:56AM CDT	2013-05-01 12:06PM PDT	3:10
N742SP	E135	KBUR	Bob Hope	Burbank, CA	KOAK	Metropolitan Oakland Intl	Oakland, CA	2013-05-01 12:45PM PDT	2013-05-01 01:37PM PDT	0:52
N742SP	E135	KOAK	Metropolitan Oakland Intl	Oakland, CA	KCXO	Lone Star Executive	Houston, TX	2013-05-01 02:28PM PDT	2013-05-01 07:39PM CDT	3:11
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDWH	Hooks Mem Arpt	Houston, TX	2013-05-03 07:49PM CDT	2013-05-03 08:00PM CDT	0:11
N742SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-05-03 10:25PM CDT	2013-05-03 11:02PM CDT	0:37
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KDWH	Hooks Mem Arpt	Houston, TX	2013-05-05 01:14PM CDT	2013-05-05 01:50PM CDT	0:36
N742SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-05 02:23PM CDT	2013-05-05 02:30PM CDT	0:07
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-05-05 08:42PM CDT	2013-05-05 09:29PM CDT	0:47
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-05 11:21PM CDT	2013-05-05 11:54PM CDT	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-05-08 02:09PM CDT	2013-05-08 04:55PM EDT	1:46

17

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KTKI	McKinney National	Dallas, TX	2013-05-10 09:52PM EDT	2013-05-10 10:56PM CDT	2:04
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KTKI	McKinney National	Dallas, TX	2013-05-10 09:52PM EDT	2013-05-10 10:56PM CDT	2:04
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-12 10:02PM CDT	2013-05-12 10:34PM CDT	0:32
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-05-15 07:21AM CDT	2013-05-15 10:06AM EDT	1:45
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2013-05-16 02:11PM EDT	2013-05-16 03:23PM CDT	2:12
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-05-17 05:52PM CDT	2013-05-17 06:32PM CDT	0:40
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-19 09:40PM CDT	2013-05-19 10:20PM CDT	0:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-05-23 07:42AM CDT	2013-05-23 08:02AM CDT	0:20
N742SP	E135	KHOU	William P Hobby	Houston, TX	TISX	Henry E Rohlsen	Christiansted, VI	2013-05-23 09:41AM CDT	2013-05-23 02:39PM AST	3:58
N742SP	E135	TISX	Henry E Rohlsen	Christiansted, VI	KHOU	William P Hobby	Houston, TX	2013-05-28 01:42PM AST	2013-05-28 05:19PM CDT	4:36
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-28 06:01PM CDT	2013-05-28 06:14PM CDT	0:13
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-06-01 10:28AM CDT	2013-06-01 11:00AM CDT	0:32
N742SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KNEW	Lakefront	New Orleans, LA	2013-06-01 12:22PM CDT	2013-06-01 01:27PM CDT	1:05
N742SP	E135	KNEW	Lakefront	New Orleans, LA	KCXO	Lone Star Executive	Houston, TX	2013-06-01 01:59PM CDT	2013-06-01 02:50PM CDT	0:51
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-06-06 09:54AM CDT	2013-06-06 10:33AM CDT	0:39
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-09 09:53PM CDT	2013-06-09 10:37PM CDT	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-06-11 07:08AM CDT	2013-06-11 02:38PM NDT	5:00
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2013-06-11 03:28PM NDT	2013-06-11 06:58PM BST	n/a
N742SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2013-06-17 11:46AM BST	2013-06-17 01:31PM NDT	5:15
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KBGR	Bangor Intl	Bangor, ME	2013-06-17 02:09PM NDT	2013-06-17 02:32PM EDT	1:53
N742SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2013-06-17 03:12PM EDT	2013-06-17 06:14PM CDT	4:02
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-06-20 08:17AM CDT	2013-06-20 08:52AM CDT	0:35
N742SP	E135	KTKI	McKinney National	Dallas, TX	KPWK	Chicago Executive	Chicago, IL	2013-06-20 09:45AM CDT	2013-06-20 11:38AM CDT	1:53
N742SP	E135	KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP	E135	KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP	E135	KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP	E135	KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 07:28PM CDT	n/a
N742SP	E135	KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 08:59PM CDT	1:31
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 09:38PM CDT	2:10
N742SP		KPWK	Chicago Executive	Chicago, IL	KHOU	William P Hobby	Houston, TX	2013-06-22 07:28PM CDT	2013-06-22 09:40PM CDT	2:12
N742SP		KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-22 10:21PM CDT	2013-06-22 10:21PM CDT	n/a
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-22 10:21PM CDT	2013-06-22 09:33PM CDT	n/a
N742SP		KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-22 10:21PM CDT	2013-06-22 10:34PM CDT	0:13
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-06-22 11:16PM CDT	2013-06-22 11:16PM CDT	n/a
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-25 07:46AM CDT	2013-06-25 08:26AM CDT	0:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KADS	Addison	Dallas, TX	2013-06-26 08:35AM CDT	2013-06-26 09:10AM CDT	0:35
N742SP	E135	KADS	Addison	Dallas, TX	KAPA	Centennial	Denver, CO	2013-06-26 09:49AM CDT	2013-06-26 10:23AM MDT	1:34
N742SP	E135	KAPA	Centennial	Denver, CO	KADS	Addison	Dallas, TX	2013-06-26 11:16AM MDT	2013-06-26 01:42PM CDT	1:26
N742SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-26 02:58PM CDT	2013-06-26 03:33PM CDT	0:35
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-06-29 07:45AM CDT	2013-06-29 08:21AM CDT	0:36
N742SP	E135	KTKI	McKinney National	Dallas, TX	F17	Center Muni	Center, TX	2013-06-29 09:20AM CDT	2013-06-29 09:49AM CDT	0:29
N742SP	E135	F17	Center Muni	Center, TX	KTKI	McKinney National	Dallas, TX	2013-06-29 12:27PM CDT	2013-06-29 01:04PM CDT	0:37
N742SP	E135	KTKI	McKinney National	Dallas, TX	KAPA	Centennial	Denver, CO	2013-06-29 02:49PM CDT	2013-06-29 02:12PM MDT	0:23
N742SP	E135	KAPA	Centennial	Denver, CO	KADS	Addison	Dallas, TX	2013-06-30 11:01AM MDT	2013-06-30 01:28PM CDT	1:27
N742SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-30 01:54PM CDT	2013-06-30 02:32PM CDT	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-07-03 04:09PM CDT	2013-07-03 04:43PM CDT	0:34
N742SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2013-07-05 02:29PM CDT	2013-07-05 03:14PM CDT	0:45
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KCXO	Lone Star Executive	Houston, TX	2013-07-05 03:48PM CDT	2013-07-05 04:56PM CDT	1:08
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAPA	Centennial	Denver, CO	2013-07-06 11:45AM CDT	2013-07-06 11:11AM MDT	0:26
N742SP	E135	KAPA	Centennial	Denver, CO	KFYV	Drake Field	Fayetteville, AR	2013-07-06 11:44AM MDT	2013-07-06 02:12PM CDT	1:28
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2013-07-07 04:46PM CDT	2013-07-07 05:29PM CDT	0:43
N742SP	E135	KTKI	McKinney National	Dallas, TX	KAPA	Centennial	Denver, CO	2013-07-07 06:13PM CDT	2013-07-07 06:47PM MDT	1:34
N742SP	E135	KAPA	Centennial	Denver, CO	KTKI	McKinney National	Dallas, TX	2013-07-08 02:31PM MDT	2013-07-08 04:20PM CDT	0:49
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-07-08 04:47PM CDT	2013-07-08 05:31PM CDT	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KADS	Addison	Dallas, TX	2013-07-09 02:06PM CDT	2013-07-09 02:46PM CDT	0:40
N742SP	E135	KADS	Addison	Dallas, TX	KSBM	Sheboygan County Memorial	Sheboygan, WI	2013-07-09 04:42PM CDT	2013-07-09 05:08PM CDT	0:26
N742SP	E135	KSBM	Sheboygan County Memorial	Sheboygan, WI	KADS	Addison	Dallas, TX	2013-07-11 04:05PM CDT	2013-07-11 06:09PM CDT	2:04
N742SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-07-11 06:30PM CDT	2013-07-11 07:13PM CDT	0:43

18

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KOKC	Will Rogers World	Oklahoma City, OK	2013-07-12 04:57PM CDT	2013-07-12 05:54PM CDT	0:57
N742SP	E135	KOKC	Will Rogers World	Oklahoma City, OK	CYQX	Gander Int'l	Gander, NL (Canada)	2013-07-12 06:48PM CDT	2013-07-13 02:06AM NDT	4:48
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2013-07-13 03:02AM NDT	2013-07-13 06:32AM BST	n/a
N742SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2013-07-22 10:00AM BST	2013-07-22 11:27AM NDT	4:57
N742SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KOKC	Will Rogers World	Oklahoma City, OK	2013-07-22 12:20PM NDT	2013-07-22 03:14PM CDT	5:24
N742SP	E135	KOKC	Will Rogers World	Oklahoma City, OK	KSAT	San Antonio Intl	San Antonio, TX	2013-07-22 04:38PM CDT	2013-07-22 05:10PM CDT	0:32
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-07-22 05:35PM CDT	2013-07-22 06:13PM CDT	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2013-07-23 01:04PM CDT	2013-07-23 11:22AM PDT	0:18
N742SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KCXO	Lone Star Executive	Houston, TX	2013-07-25 01:32PM PDT	2013-07-25 06:52PM CDT	3:20
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-07-26 02:25PM CDT	2013-07-26 03:01PM CDT	0:36
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-07-28 09:45PM CDT	2013-07-28 10:21PM CDT	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-08-01 02:35PM CDT	2013-08-01 03:13PM CDT	0:38
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-08-04 10:35PM CDT	2013-08-04 11:08PM CDT	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSP	Minneapolis/St Paul Intl	Minneapolis, MN	2013-08-06 11:10AM CDT	2013-08-06 01:25PM CDT	2:15
N742SP	E135	KMSP	Minneapolis/St Paul Intl	Minneapolis, MN	KORD	Chicago O'Hare Intl	Chicago, IL	2013-08-07 07:30AM CDT	2013-08-07 08:27AM CDT	0:57
N742SP	E135	KORD	Chicago O'Hare Intl	Chicago, IL	KERI	Erie Intl/Tom Ridge Field	Erie, PA	2013-08-07 11:27AM CDT	2013-08-07 01:16PM EDT	0:49
N742SP	E135	KERI	Erie Intl/Tom Ridge Field	Erie, PA	KLZU	Gwinnett County	Lawrenceville, GA	2013-08-07 02:00PM EDT	2013-08-07 03:29PM EDT	1:29
N742SP	E135	KLZU	Gwinnett County	Lawrenceville, GA	KCXO	Lone Star Executive	Houston, TX	2013-08-07 03:52PM EDT	2013-08-07 04:47PM CDT	1:54
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	2013-08-11 07:13AM CDT	2013-08-11 10:24AM EDT	2:11
N742SP	E135	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	KCXO	Lone Star Executive	Houston, TX	2013-09-19 03:30PM EDT	2013-09-19 02:30PM CDT	n/a
N742SP	E135	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	KCXO	Lone Star Executive	Houston, TX	2013-09-19 04:57PM EDT	2013-09-19 06:22PM CDT	2:25
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-09-20 08:02AM CDT	2013-09-20 08:42AM CDT	0:40
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-20 12:26PM CDT	2013-09-20 01:13PM CDT	0:47
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-09-21 10:31AM CDT	2013-09-21 10:50AM CDT	0:19
N742SP	E135	KHOU	William P Hobby	Houston, TX	KRKS	Sweetwater Co	Rock Springs, WY	2013-09-21 12:17PM CDT	2013-09-21 11:17AM MDT	n/a
N742SP	E135	KDWX	Dixon	Dixon, WY	KCXO	Lone Star Executive	Houston, TX	2013-09-21 02:26PM MDT	2013-09-21 05:31PM CDT	2:05
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2013-09-24 08:05AM CDT	2013-09-24 10:42AM EDT	1:37
N742SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-09-24 01:09PM EDT	2013-09-24 01:59PM CDT	1:50
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KBOS	Boston Logan Intl	Boston, MA	2013-09-24 02:49PM CDT	2013-09-24 06:59PM EDT	3:10
N742SP	E135	KBOS	Boston Logan Intl	Boston, MA	KADS	Addison	Dallas, TX	2013-09-25 11:53AM EDT	2013-09-25 02:21PM CDT	3:28
N742SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-25 02:55PM CDT	2013-09-25 03:40PM CDT	0:45
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KRKS	Sweetwater Co	Rock Springs, WY	2013-09-28 08:54AM CDT	2013-09-28 07:54AM MDT	n/a
N742SP	E135	KDWX	Dixon	Dixon, WY	KHOU	William P Hobby	Houston, TX	2013-09-28 01:20PM MDT	2013-09-28 04:38PM CDT	2:18
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-28 05:50PM CDT	2013-09-28 06:14PM CDT	0:24
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-09-30 09:59AM CDT	2013-09-30 10:35AM CDT	0:36
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-30 08:03PM CDT	2013-09-30 08:38PM CDT	0:35
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KONT	Ontario Intl	Ontario, CA	2013-10-01 08:48AM CDT	2013-10-01 09:48AM PDT	3:00
N742SP	E135	KONT	Ontario Intl	Ontario, CA	KCXO	Lone Star Executive	Houston, TX	2013-10-01 01:15PM PDT	2013-10-01 05:57PM CDT	2:42
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KORL	Executive	Orlando, FL	2013-10-07 08:23AM CDT	2013-10-07 11:22AM EDT	1:59
N742SP	E135	KORL	Executive	Orlando, FL	KCLT	Charlotte/Douglas Intl	Charlotte, NC	2013-10-07 02:05PM EDT	2013-10-07 03:28PM EDT	1:23
N742SP	E135	KRDU	Raleigh-Durham Intl	Raleigh/Durham, NC	KCXO	Lone Star Executive	Houston, TX	2013-10-08 01:34PM EDT	2013-10-08 02:56PM CDT	2:22
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGC	Allegheny County	Pittsburgh, PA	2013-10-10 08:31AM CDT	2013-10-10 11:51AM EDT	2:20
N742SP	E135	KAGC	Allegheny County	Pittsburgh, PA	KCXO	Lone Star Executive	Houston, TX	2013-10-10 05:20PM EDT	2013-10-10 06:54PM CDT	2:34
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-10-11 07:17AM CDT	2013-10-11 07:34AM CDT	0:17
N742SP	E135	KHOU	William P Hobby	Houston, TX	KAPC	Napa County	Napa, CA	2013-10-11 09:33AM CDT	2013-10-11 11:21AM PDT	3:48
N742SP	E135	KAPC	Napa County	Napa, CA	KHOU	William P Hobby	Houston, TX	2013-10-14 12:33PM PDT	2013-10-14 05:55PM CDT	3:22
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-14 06:29PM CDT	2013-10-14 06:46PM CDT	0:17
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-10-22 12:49PM CDT	2013-10-22 01:27PM CDT	0:38
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-24 02:41PM CDT	2013-10-24 03:21PM CDT	0:40
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-10-28 09:12AM CDT	2013-10-28 10:12AM EDT	n/a
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-10-30 02:47PM EDT	2013-10-30 04:01PM CDT	2:14
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCMH	Port Columbus Intl	Columbus, OH	2013-11-01 06:08AM CDT	2013-11-01 09:03AM EDT	1:55
N742SP	E135	KCMH	Port Columbus Intl	Columbus, OH	KCXO	Lone Star Executive	Houston, TX	2013-11-01 12:19PM EDT	2013-11-01 01:45PM CDT	2:26
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KFYV	Drake Field	Fayetteville, AR	2013-11-02 08:59AM CDT	2013-11-02 10:06AM CDT	1:07
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KCXO	Lone Star Executive	Houston, TX	2013-11-02 02:37PM CDT	2013-11-02 03:40PM CDT	1:02
N742SP	E135	KFYV	Drake Field	Fayetteville, AR	KCXO	Lone Star Executive	Houston, TX	2013-11-02 02:43PM CDT	2013-11-02 03:34PM CDT	0:51
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-11-02 04:11PM CDT	2013-11-02 04:53PM CDT	0:42
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-03 08:10PM CST	2013-11-03 08:54PM CST	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	U42	South Valley Rgnl	Salt Lake City, UT	2013-11-05 08:38AM CST	2013-11-05 10:31AM MST	2:53
N742SP	E135	U42	South Valley Rgnl	Salt Lake City, UT	KCXO	Lone Star Executive	Houston, TX	2013-11-07 12:19PM MST	2013-11-07 03:40PM CST	2:21
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KMEM	Memphis Intl	Memphis, TN	2013-11-08 06:57AM CST	2013-11-08 07:57AM CST	1:00
N742SP	E135	KMEM	Memphis Intl	Memphis, TN	KCXO	Lone Star Executive	Houston, TX	2013-11-08 12:29PM CST	2013-11-08 01:48PM CST	1:19
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-11-12 06:56AM CST	2013-11-12 07:14AM CST	0:18
N742SP	E135	KHOU	William P Hobby	Houston, TX	KOKC	Will Rogers World	Oklahoma City, OK	2013-11-12 08:02AM CST	2013-11-12 09:05AM CST	1:03
N742SP	E135	KOKC	Will Rogers World	Oklahoma City, OK	KHOU	William P Hobby	Houston, TX	2013-11-12 04:40PM CST	2013-11-12 05:54PM CST	1:14

19

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-12 06:20PM CST	2013-11-12 06:38PM CST	0:18
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-11-14 07:08AM CST	2013-11-14 07:29AM CST	0:21
N742SP	E135	KHOU	William P Hobby	Houston, TX	MRLB	Daniel Oduber Int'l	Liberia (Costa Rica)	2013-11-14 08:51AM CST	2013-11-14 08:51AM CST	n/a
N742SP	E135	MRLB	Daniel Oduber Int'l	Liberia	KHOU	William P Hobby	Houston, TX	2013-11-16 02:58PM CST	2013-11-16 05:46PM CST	2:47
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-16 06:43PM CST	2013-11-16 07:02PM CST	0:19
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-11-20 08:17AM CST	2013-11-20 10:58AM EST	1:41
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-21 03:16PM EST	2013-11-21 04:08PM CST	1:52
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	11R	Brenham Muni	Brenham, TX	2013-11-23 08:59AM CST	2013-11-23 09:19AM CST	0:20
N742SP	E135	11R	Brenham Muni	Brenham, TX	KBTR	Baton Rouge Metro	Baton Rouge, LA	2013-11-23 10:37AM CST	2013-11-23 11:30AM CST	0:53
N742SP	E135	KBTR	Baton Rouge Metro	Baton Rouge, LA	KLFT	Lafayette Rgnl	Lafayette, LA	2013-11-23 07:16PM CST	2013-11-23 07:43PM CST	0:27
N742SP	E135	KLFT	Lafayette Rgnl	Lafayette, LA	11R	Brenham Muni	Brenham, TX	2013-11-23 08:11PM CST	2013-11-23 08:54PM CST	0:43
N742SP	E135	11R	Brenham Muni	Brenham, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-23 09:26PM CST	2013-11-23 09:47PM CST	0:21
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KADS	Addison	Dallas, TX	2013-11-26 04:19PM CST	2013-11-26 04:55PM CST	0:35
N742SP	E135	KADS	Addison	Dallas, TX	KTEB	Teterboro	Teterboro, NJ	2013-11-26 05:35PM CST	2013-11-26 09:15PM EST	2:40
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KADS	Addison	Dallas, TX	2013-11-30 11:55AM EST	2013-11-30 02:17PM CST	3:22
N742SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-30 02:44PM CST	2013-11-30 03:22PM CST	0:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MBPV	Providenciales Int'l	Providenciales (Turks and Caicos)	2013-12-01 06:06AM CST	2013-12-01 09:54AM EST	2:48
N742SP	E135	MBPV	Providenciales Int'l	Providenciales	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-12-01 10:51AM EST	2013-12-01 02:10PM CST	4:19
N742SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-01 03:41PM CST	2013-12-01 04:08PM CST	0:27
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KEWR	Newark Liberty Intl	Newark, NJ	2013-12-03 10:07AM CST	2013-12-03 11:07AM EST	n/a
N742SP	E135	KEWR	Newark Liberty Intl	Newark, NJ	KCXO	Lone Star Executive	Houston, TX	2013-12-03 05:44PM EST	2013-12-03 08:14PM CST	3:30
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-12-05 06:05AM CST	2013-12-05 08:38AM EST	1:33
N742SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KAGS	Augusta Regional	Augusta, GA	2013-12-05 09:09AM EST	2013-12-05 09:38AM EST	0:29
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-12-05 11:25AM EST	2013-12-05 11:21AM CST	0:56
N742SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KCXO	Lone Star Executive	Houston, TX	2013-12-05 11:39AM CST	2013-12-05 01:17PM CST	1:38
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-12-06 09:45AM CST	2013-12-06 12:23PM EST	1:37
N742SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-12-06 02:40PM EST	2013-12-06 03:18PM EST	0:38
N742SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-12-06 04:01PM EST	2013-12-06 04:53PM CST	1:52
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSUA	Witham Field	Stuart, FL	2013-12-10 08:52AM CST	2013-12-10 11:55AM EST	2:03
N742SP	E135	KSUA	Witham Field	Stuart, FL	KCXO	Lone Star Executive	Houston, TX	2013-12-12 03:07PM EST	2013-12-12 04:34PM CST	2:27
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-12-17 10:06AM CST	2013-12-17 10:40AM CST	0:33
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-17 01:51PM CST	2013-12-17 02:30PM CST	0:39
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSGR	Sugar Land Rgnl	Houston, TX	2013-12-21 06:45AM CST	2013-12-21 07:07AM CST	0:22
N742SP	E135	KSGR	Sugar Land Rgnl	Houston, TX	KEGE	Eagle County Rgnl	Eagle, CO	2013-12-21 08:15AM CST	2013-12-21 07:15AM MST	n/a
N742SP	E135	KEGE	Eagle County Rgnl	Eagle, CO	KDTS	Destin-Fort Walton Beach	Destin, FL	2013-12-21 12:35PM MST	2013-12-21 04:33PM CST	2:58
N742SP	E135	KCEW	Bob Sikes	Crestview, FL	KCXO	Lone Star Executive	Houston, TX	2013-12-21 05:55PM CST	2013-12-21 07:24PM CST	1:29
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KLIT	Adams Field	Little Rock, AR	2013-12-26 08:32AM CST	2013-12-26 09:22AM CST	0:50
N742SP	E135	KLIT	Adams Field	Little Rock, AR	KEGE	Eagle County Rgnl	Eagle, CO	2013-12-26 12:10PM CST	2013-12-26 11:10AM MST	n/a
N742SP	E135	KEGE	Eagle County Rgnl	Eagle, CO	KLNS	Lancaster	Lancaster, PA	2013-12-26 02:38PM MST	2013-12-26 07:46PM EST	3:08
N742SP	E135	KLNS	Lancaster	Lancaster, PA	KASE	Aspen-Pitkin County	Aspen, CO	2013-12-27 10:16AM EST	2013-12-27 12:01PM MST	3:45
N742SP	E135	KASE	Aspen-Pitkin County	Aspen, CO	KCXO	Lone Star Executive	Houston, TX	2013-12-27 01:24PM MST	2013-12-27 04:30PM CST	2:06
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-12-28 12:00PM CST	2013-12-28 12:42PM CST	0:42
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-28 02:41PM CST	2013-12-28 03:15PM CST	0:34
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2014-01-03 09:50AM CST	2014-01-03 10:50AM EST	n/a
N742SP	E135	KTEB	Teterboro	Teterboro, NJ	KHOU	William P Hobby	Houston, TX	2014-01-03 04:21PM EST	2014-01-03 06:52PM CST	3:31
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-03 07:36PM CST	2014-01-03 07:51PM CST	0:15
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham-Shuttlesworth Intl	2014-01-04 09:13AM CST	2014-01-04 10:30AM CST	1:16
N742SP	E135	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	KCXO	Lone Star Executive	Houston, TX	2014-01-04 04:49PM CST	2014-01-04 06:11PM CST	1:22
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-05 09:22AM CST	2014-01-05 10:06AM CST	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-06 07:20AM CST	2014-01-06 07:53AM CST	0:33
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-01-08 09:20AM CST	2014-01-08 11:54AM EST	1:33
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-01-08 01:47PM EST	2014-01-08 02:57PM CST	2:10
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MMSD	Los Cabos Int'l	Los Cabos, Baja Calif	2014-01-11 11:41AM CST	2014-01-11 10:41AM MST	n/a
N742SP	E135	MMSD	Los Cabos Int'l	Los Cabos, Baja Calif	KHOU	William P Hobby	Houston, TX	2014-01-16 11:31AM MST	2014-01-16 02:51PM CST	2:20
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-16 03:19PM CST	2014-01-16 03:34PM CST	0:15
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-01-17 05:49PM CST	2014-01-17 06:27PM CST	0:37
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-19 09:19PM CST	2014-01-19 09:55PM CST	0:36
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-01-20 11:49AM CST	2014-01-20 02:19PM EST	1:30
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-01-20 03:07PM EST	2014-01-20 04:08PM CST	2:01
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-01-22 10:33AM CST	2014-01-22 01:02PM EST	1:29
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-01-24 11:31AM EST	2014-01-24 12:47PM CST	2:16
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KPBI	Palm Beach Intl	West Palm Beach, FL	2014-01-24 01:59PM CST	2014-01-24 04:57PM EST	1:58
N742SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KTKI	McKinney National	Dallas, TX	2014-01-24 05:36PM EST	2014-01-24 07:32PM CST	2:56
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-24 07:48PM CST	2014-01-24 08:29PM CST	0:41
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-01-26 07:30PM CST	2014-01-26 08:11PM CST	0:41

20

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 1: Aircraft Tail # N742SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N742SP	E135	KTKI	McKinney National	Dallas, TX	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	2014-01-26 09:10PM CST	2014-01-26 09:58PM CST	0:48
N742SP	E135	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	KPBI	Palm Beach Intl	West Palm Beach, FL	2014-01-26 10:37PM CST	2014-01-27 01:21AM EST	1:44
N742SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	2014-01-27 11:10AM EST	2014-01-27 12:22PM CST	2:12
N742SP	E135	KBPT	Jack Brooks Rgnl	Beaumont/Port Arthur, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-27 12:52PM CST	2014-01-27 01:20PM CST	0:28
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-01-30 10:44PM CST	2014-01-30 11:18PM CST	0:33
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-02 10:47AM CST	2014-02-02 11:29AM CST	0:42
N742SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-02-04 01:51PM EST	2014-02-04 03:03PM CST	2:12
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-02-07 05:39PM CST	2014-02-07 06:20PM CST	0:41
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-09 08:48PM CST	2014-02-09 09:23PM CST	0:35
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KAPF	Naples Muni	Naples, FL	2014-02-11 01:09PM CST	2014-02-11 03:57PM EST	1:48
N742SP	E135	KAPF	Naples Muni	Naples, FL	KCXO	Lone Star Executive	Houston, TX	2014-02-14 02:30PM EST	2014-02-14 03:49PM CST	2:19
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-02-14 04:34PM CST	2014-02-14 05:13PM CST	0:39
N742SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-16 08:45PM CST	2014-02-16 09:29PM CST	0:44
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KEGE	Eagle County Rgnl	Eagle, CO	2014-02-17 10:53AM CST	2014-02-17 09:53AM MST	n/a
N742SP	E135	KEGE	Eagle County Rgnl	Eagle, CO	KPBI	Palm Beach Intl	West Palm Beach, FL	2014-02-17 01:53PM MST	2014-02-17 07:35PM EST	3:42
N742SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KCXO	Lone Star Executive	Houston, TX	2014-02-17 08:50PM EST	2014-02-17 10:14PM CST	2:24
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MMUN	Cancun Int'l	Cancun, Quintana Roo	2014-02-23 10:29AM CST	2014-02-23 10:29AM CST	n/a
N742SP	E135	MMUN	Cancun Int'l	Cancun, Quintana Roo	KHOU	William P Hobby	Houston, TX	2014-02-28 12:00PM CST	2014-02-28 02:08PM CST	2:08
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-28 02:46PM CST	2014-02-28 03:11PM CST	0:25
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	MMUN	Cancun Int'l	Cancun, Quintana Roo	2014-02-28 04:04PM CST	2014-02-28 04:04PM CST	n/a
N742SP	E135	MMUN	Cancun Int'l	Cancun, Quintana Roo	KHOU	William P Hobby	Houston, TX	2014-02-28 08:37PM CST	2014-02-28 09:30PM CST	0:52
N742SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-28 09:54PM CST	2014-02-28 10:14PM CST	0:20
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2014-03-02 10:35AM CST	2014-03-02 11:06AM CST	0:30
N742SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-03-02 02:54PM CST	2014-03-02 03:42PM CST	0:48
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSJC	San Jose Int'l	San Jose, CA	2014-03-05 08:05AM CST	2014-03-05 10:25AM PST	4:20
N742SP	E135	KSJC	San Jose Int'l	San Jose, CA	KCXO	Lone Star Executive	Houston, TX	2014-03-07 01:12PM PST	2014-03-07 06:14PM CST	3:02
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2014-03-08 11:37AM CST	2014-03-08 12:16PM CST	0:39
N742SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KTEX	Telluride Rgnl	Telluride, CO	2014-03-08 01:15PM CST	2014-03-08 02:05PM MST	1:50
N742SP	E135	KTEX	Telluride Rgnl	Telluride, CO	KCXO	Lone Star Executive	Houston, TX	2014-03-08 02:57PM MST	2014-03-08 06:04PM CST	2:07
N742SP	E135	KCXO	Lone Star Executive	Houston, TX	KSNA	John Wayne Arpt	Santa Ana, CA	2014-03-10 04:11PM CDT	2014-03-10 05:12PM PDT	3:00
N742SP	E135	KSNA	John Wayne Arpt	Santa Ana, CA	KCXO	Lone Star Executive	Houston, TX	2014-03-11 04:49PM PDT	2014-03-11 09:18PM CDT	2:29

21

Stadium Capital Management gp, lp

Exhibit 2

(see attached)

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMCO	Orlando Intl	Orlando, FL	2012-03-06 02:33PM CST	2012-03-06 05:40PM EST	2:07
N752SP	E135	KMCO	Orlando Intl	Orlando, FL	KCXO	Lone Star Executive	Houston, TX	2012-03-07 01:54PM EST	2012-03-07 03:00PM CST	2:06
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-03-11 04:30PM CDT	2012-03-11 05:11PM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-12 08:18AM CDT	2012-03-12 09:04AM CDT	0:46
N752SP		KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-12 08:18AM CDT	2012-03-12 08:18AM CDT	n/a
N752SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KSNA	John Wayne Arpt	Santa Ana, CA	2012-03-13 07:21AM CDT	2012-03-13 08:34AM PDT	3:13
N752SP	E135	KSNA	John Wayne Arpt	Santa Ana, CA	KCXO	Lone Star Executive	Houston, TX	2012-03-13 03:46PM PDT	2012-03-13 08:20PM CDT	2:34
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-03-15 07:02AM CDT	2012-03-15 09:51AM EDT	1:49
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KTKI	McKinney National	Dallas, TX	2012-03-16 10:02PM EDT	2012-03-16 11:11PM CDT	2:09
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-18 09:29PM CDT	2012-03-18 10:08PM CDT	0:39
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHUM	Houma-Terrebonne	Houma, LA	2012-03-19 02:29PM CDT	2012-03-19 03:16PM CDT	0:47
N752SP	E135	KHUM	Houma-Terrebonne	Houma, LA	KEFD	Ellington	Houston, TX	2012-03-19 05:22PM CDT	2012-03-19 06:02PM CDT	0:40
N752SP	E135	KEFD	Ellington	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-19 06:36PM CDT	2012-03-19 06:47PM CDT	0:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-03-21 08:30AM CDT	2012-03-21 09:07AM CDT	0:37
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-03-21 01:12PM CDT	2012-03-21 01:50PM CDT	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-03-22 08:15AM CDT	2012-03-22 11:01AM EDT	1:46
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-03-25 04:30PM EDT	2012-03-25 05:15PM CDT	1:45
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-03-27 07:33AM CDT	2012-03-27 10:11AM EDT	1:38
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-03-28 04:41PM EDT	2012-03-28 05:39PM CDT	1:58
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-04-01 08:07AM CDT	2012-04-01 10:16AM EDT	1:09
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-01 08:07AM CDT	2012-04-01 10:57AM EDT	1:50
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KRSW	Southwest Florida Intl	Fort Myers, FL	2012-04-01 11:54AM EDT	2012-04-01 01:06PM EDT	1:12
N752SP	E135	KRSW	Southwest Florida Intl	Fort Myers, FL	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-01 01:33PM EDT	2012-04-01 02:47PM EDT	1:14
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-01 03:24PM EDT	2012-04-01 04:01PM CDT	1:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-02 12:43PM CDT	2012-04-02 03:42PM EDT	1:59
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KRSW	Southwest Florida Intl	Fort Myers, FL	2012-04-02 05:08PM EDT	2012-04-02 06:20PM EDT	1:12
N752SP	E135	KRSW	Southwest Florida Intl	Fort Myers, FL	KCXO	Lone Star Executive	Houston, TX	2012-04-02 06:48PM EDT	2012-04-02 07:45PM CDT	1:57
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-03 12:42PM CDT	2012-04-03 03:29PM EDT	1:47
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-03 05:47PM EDT	2012-04-03 06:33PM CDT	1:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-04 12:28PM CDT	2012-04-04 03:11PM EDT	1:43
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-04 05:34PM EDT	2012-04-04 06:30PM CDT	1:56
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2012-04-05 08:21AM CDT	2012-04-05 12:12PM EDT	2:51
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-05 01:06PM EDT	2012-04-05 02:54PM EDT	1:48
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-05 06:07PM EDT	2012-04-05 07:01PM CDT	1:54
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-06 12:46PM CDT	2012-04-06 03:28PM EDT	1:42
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KTEB	Teterboro	Teterboro, NJ	2012-04-06 06:24PM EDT	2012-04-06 08:04PM EDT	1:40
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-06 08:57PM EDT	2012-04-06 10:24PM EDT	1:27
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-08 09:33PM EDT	2012-04-08 10:31PM CDT	1:58
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-04-12 09:53AM CDT	2012-04-12 10:27AM CDT	0:34
N752SP	E135	KTKI	McKinney National	Dallas, TX	KHEF	Manassas Rgnl	Washington, DC	2012-04-13 02:19PM CDT	2012-04-13 05:30PM EDT	2:11
N752SP	E135	KHEF	Manassas Rgnl	Washington, DC	KTKI	McKinney National	Dallas, TX	2012-04-14 11:12PM EDT	2012-04-15 12:51AM CDT	2:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-04-15 09:38PM CDT	2012-04-15 10:23PM CDT	0:45
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-04-18 08:14AM CDT	2012-04-18 11:07AM EDT	1:53
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-04-20 02:42PM EDT	2012-04-20 04:02PM CDT	2:20
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBUR	Bob Hope	Burbank, CA	2012-04-29 05:50PM CDT	2012-04-29 07:08PM PDT	3:18
N752SP	E135	KBUR	Bob Hope	Burbank, CA	KCXO	Lone Star Executive	Houston, TX	2012-04-30 02:31PM PDT	2012-04-30 07:25PM CDT	2:54
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	2012-05-01 10:54AM CDT	2012-05-01 12:06PM CDT	1:12
N752SP	E135	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	KCXO	Lone Star Executive	Houston, TX	2012-05-01 01:48PM CDT	2012-05-01 03:10PM CDT	1:22
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	2012-05-01 10:35PM CDT	2012-05-01 11:50PM CDT	1:15
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	2012-05-01 10:35PM CDT	2012-05-01 10:38PM CDT	0:03
N752SP	E135	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	KCXO	Lone Star Executive	Houston, TX	2012-05-02 12:10AM CDT	2012-05-02 01:29AM CDT	1:19
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KOUN	Univ of OK Arpt	Norman, OK	2012-05-02 08:34AM CDT	2012-05-02 09:33AM CDT	0:59
N752SP	E135	KOUN	Univ of OK Arpt	Norman, OK	KCXO	Lone Star Executive	Houston, TX	2012-05-02 10:10AM CDT	2012-05-02 11:06AM CDT	0:56
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KOUN	Univ of OK Arpt	Norman, OK	2012-05-04 12:38AM CDT	2012-05-04 01:40AM CDT	1:02
N752SP	E135	KOUN	Univ of OK Arpt	Norman, OK	KCXO	Lone Star Executive	Houston, TX	2012-05-04 01:52AM CDT	2012-05-04 02:46AM CDT	0:53
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMDW	Chicago Midway Intl	Chicago, IL	2012-05-08 02:20PM CDT	2012-05-08 04:11PM CDT	1:51
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2012-05-09 12:52PM CDT	2012-05-09 02:56PM CDT	2:04
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-05-12 07:58AM CDT	2012-05-12 10:43AM EDT	1:45
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2012-05-12 01:58PM EDT	2012-05-12 03:09PM CDT	2:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-05-13 10:28AM CDT	2012-05-13 11:07AM CDT	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-14 05:32PM CDT	2012-05-14 06:05PM CDT	0:33
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBOS	Boston Logan Intl	Boston, MA	2012-05-15 05:21PM CDT	2012-05-15 09:43PM EDT	3:22
N752SP	E135	KBOS	Boston Logan Intl	Boston, MA	KBDL	Bradley Intl	Windsor Locks, CT	2012-05-16 03:36PM EDT	2012-05-16 03:54PM EDT	0:18
N752SP	E135	KBDL	Bradley Intl	Windsor Locks, CT	KTEB	Teterboro	Teterboro, NJ	2012-05-16 06:39PM EDT	2012-05-16 07:18PM EDT	0:39
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KCXO	Lone Star Executive	Houston, TX	2012-05-17 06:24PM EDT	2012-05-17 08:31PM CDT	3:07
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-05-18 04:14PM CDT	2012-05-18 04:58PM CDT	0:44

22

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-20 07:44AM CDT	2012-05-20 08:21AM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-05-20 09:06AM CDT	2012-05-20 10:33AM PDT	3:27
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KSFO	San Francisco Intl	San Francisco, CA	2012-05-20 06:18PM PDT	2012-05-20 06:32PM PDT	0:14
N752SP	E135	KSFO	San Francisco Intl	San Francisco, CA	KTKI	McKinney National	Dallas, TX	2012-05-22 03:22PM PDT	2012-05-22 08:24PM CDT	3:02
N752SP	E135	KSFO	San Francisco Intl	San Francisco, CA	KCXO	Lone Star Executive	Houston, TX	2012-05-22 03:22PM PDT	2012-05-22 06:32PM CDT	1:10
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-22 09:03PM CDT	2012-05-22 09:44PM CDT	0:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	TXKF	Bermuda Int'l	Hamilton	2012-05-24 11:08AM CDT	2012-05-24 04:43PM ADT	3:35
N752SP	E135	TXKF	Bermuda Int'l	Hamilton	KILM	Wilmington Intl	Wilmington, NC	2012-05-27 10:51AM ADT	2012-05-27 11:32AM EDT	1:41
N752SP	E135	KILM	Wilmington Intl	Wilmington, NC	KCXO	Lone Star Executive	Houston, TX	2012-05-27 12:27PM EDT	2012-05-27 01:39PM CDT	2:12
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-05-27 02:03PM CDT	2012-05-27 02:44PM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-05-29 07:24PM CDT	2012-05-29 07:56PM CDT	0:32
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDWH	Hooks Mem Arpt	Houston, TX	2012-05-30 10:32AM CDT	2012-05-30 10:37AM CDT	0:04
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	2012-05-30 12:20PM CDT	2012-05-30 03:34PM EDT	2:14
N752SP	E135	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	KDWH	Hooks Mem Arpt	Houston, TX	2012-06-01 01:00PM EDT	2012-06-01 03:42PM CDT	3:42
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-06-01 04:11PM CDT	2012-06-01 04:18PM CDT	0:06
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-06-02 08:25AM CDT	2012-06-02 09:06AM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-06-03 10:08PM CDT	2012-06-03 10:45PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KPBI	Palm Beach Intl	West Palm Beach, FL	2012-06-05 06:54AM CDT	2012-06-05 10:00AM EDT	2:06
N752SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KSGJ	Northeast Florida Rgnl	St Augustine, FL	2012-06-05 01:31PM EDT	2012-06-05 02:08PM EDT	0:37
N752SP	E135	KSGJ	Northeast Florida Rgnl	St Augustine, FL	KCXO	Lone Star Executive	Houston, TX	2012-06-05 04:44PM EDT	2012-06-05 05:48PM CDT	2:04
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2012-06-06 12:40PM CDT	2012-06-06 01:56PM CDT	1:16
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KBWI	Baltimore/Washington Intl	Baltimore, MD	2012-06-06 02:26PM CDT	2012-06-06 04:54PM EDT	1:28
N752SP	E135	KBWI	Baltimore/Washington Intl	Baltimore, MD	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2012-06-07 03:12PM EDT	2012-06-07 03:49PM CDT	1:37
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KCXO	Lone Star Executive	Houston, TX	2012-06-07 04:23PM CDT	2012-06-07 05:43PM CDT	1:20
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-06-08 01:44PM CDT	2012-06-08 02:24PM CDT	0:40
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-06-10 02:12PM CDT	2012-06-10 02:50PM CDT	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-06-12 07:01PM CDT	2012-06-13 02:23AM NDT	4:52
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2012-06-13 03:15AM NDT	2012-06-13 06:45AM BST	n/a
N752SP		EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2012-06-19 03:40PM BST	2012-06-19 04:45PM NDT	4:35
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KBGR	Bangor Intl	Bangor, ME	2012-06-19 05:30PM NDT	2012-06-19 05:45PM EDT	1:45
N752SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-06-19 06:17PM EDT	2012-06-19 08:45PM CDT	3:28
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MWCB	Charles Kirkconnell International	Cayman Brac	2012-06-23 10:14AM CDT	2012-06-23 10:20AM EST	0:06
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MWCB	Charles Kirkconnell International	Cayman Brac	2012-06-23 10:14AM CDT	2012-06-23 10:14AM EST	n/a
N752SP	E135	MWCB	Charles Kirkconnell International	Cayman Brac	KSAT	San Antonio Intl	San Antonio, TX	2012-06-23 02:53PM EST	2012-06-23 05:40PM CDT	2:46
N752SP	E135	MWCB	Charles Kirkconnell International	Cayman Brac	KAUS	Austin-Bergstrom Intl	Austin, TX	2012-06-23 02:53PM EST	2012-06-23 04:58PM CDT	2:05
N752SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2012-06-23 06:03PM CDT	2012-06-23 06:23PM CDT	0:20
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KCXO	Lone Star Executive	Houston, TX	2012-06-23 06:58PM CDT	2012-06-23 07:27PM CDT	0:29
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-06-29 11:15AM CDT	2012-06-29 11:56AM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-05 08:11AM CDT	2012-07-05 08:52AM CDT	0:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-07-05 09:19AM CDT	2012-07-05 10:31AM PDT	3:12
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KTKI	McKinney National	Dallas, TX	2012-07-08 07:53AM PDT	2012-07-08 12:59PM CDT	3:06
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-08 01:51PM CDT	2012-07-08 02:21PM CDT	0:30
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-07-08 03:11PM CDT	2012-07-08 04:31PM PDT	3:20
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KTKI	McKinney National	Dallas, TX	2012-07-11 01:01PM PDT	2012-07-11 06:04PM CDT	3:03
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-11 06:20PM CDT	2012-07-11 06:57PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2012-07-12 07:44AM CDT	2012-07-12 10:38AM EDT	1:54
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KDWH	Hooks Mem Arpt	Houston, TX	2012-07-20 03:07PM EDT	2012-07-20 03:54PM CDT	1:47
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2012-07-21 06:41AM CDT	2012-07-21 07:20AM CDT	0:39
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCKV	Outlaw Field	Clarksville, TN	2012-07-21 07:42AM CDT	2012-07-21 09:05AM CDT	1:23
N752SP	E135	KCKV	Outlaw Field	Clarksville, TN	KFLL	Hollywood Int'l	Fort Lauderdale, FL	2012-07-21 10:13AM CDT	2012-07-21 01:14PM EDT	2:01
N752SP	E135	KFLL	Hollywood Int'l	Fort Lauderdale, FL	KFWS	Fort Worth Spinks	Fort Worth, TX	2012-07-22 11:56AM EDT	2012-07-22 01:22PM CDT	2:26
N752SP	E135	KFWS	Fort Worth Spinks	Fort Worth, TX	KTKI	McKinney National	Dallas, TX	2012-07-22 01:54PM CDT	2012-07-22 02:06PM CDT	0:12
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-07-22 06:09PM CDT	2012-07-22 06:46PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDPA	Dupage	Chicago/West Chicago, IL	2012-07-23 04:03PM CDT	2012-07-23 06:04PM CDT	2:01
N752SP	E135	KDPA	Dupage	Chicago/West Chicago, IL	KCKV	Outlaw Field	Clarksville, TN	2012-07-25 09:58AM CDT	2012-07-25 10:52AM CDT	0:54
N752SP	E135	KCKV	Outlaw Field	Clarksville, TN	KDAL	Dallas Love Field	Dallas, TX	2012-07-25 12:22PM CDT	2012-07-25 01:44PM CDT	1:22
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KDWH	Hooks Mem Arpt	Houston, TX	2012-07-25 02:07PM CDT	2012-07-25 02:42PM CDT	0:35
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KDPA	Dupage	Chicago/West Chicago, IL	2012-07-26 01:00PM CDT	2012-07-26 03:00PM CDT	2:00
N752SP	E135	KDPA	Dupage	Chicago/West Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2012-07-26 04:07PM CDT	2012-07-26 06:15PM CDT	2:08
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MMUN	Cancun Int'l	Cancun, Quintana Roo	2012-07-31 01:10PM CDT	2012-07-31 01:10PM CDT	n/a
N752SP	E135	MMUN	Cancun Int'l	Cancun, Quintana Roo	KHOU	William P Hobby	Houston, TX	2012-08-03 07:19PM CDT	2012-08-03 09:00PM CDT	1:41
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-08-04 03:58PM CDT	2012-08-04 04:09PM CDT	0:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2012-08-05 02:54PM CDT	2012-08-05 10:10PM NDT	4:46
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2012-08-05 11:23PM NDT	2012-08-06 02:53AM BST	n/a
N752SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	KBGR	Bangor Intl	Bangor, ME	2012-08-13 11:42AM BST	2012-08-13 01:09PM EDT	6:27
N752SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-08-13 01:49PM EDT	2012-08-13 04:54PM CDT	4:05

23

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-08-16 08:03AM CDT	2012-08-16 08:15AM CDT	0:12
N752SP	E135	KHOU	William P Hobby	Houston, TX	KJAC	Jackson Hole	Jackson, WY	2012-08-16 10:03AM CDT	2012-08-16 12:08PM MDT	3:05
N752SP	E135	KJAC	Jackson Hole	Jackson, WY	KHOU	William P Hobby	Houston, TX	2012-08-19 11:46AM MDT	2012-08-19 03:37PM CDT	2:51
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-08-19 04:30PM CDT	2012-08-19 04:42PM CDT	0:12
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSFO	San Francisco Intl	San Francisco, CA	2012-09-06 07:26AM CDT	2012-09-06 08:52AM PDT	3:26
N752SP	E135	KSFO	San Francisco Intl	San Francisco, CA	KCXO	Lone Star Executive	Houston, TX	2012-09-06 04:30PM PDT	2012-09-06 09:42PM CDT	3:12
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-09-11 08:13AM CDT	2012-09-11 09:40AM PDT	3:27
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KCXO	Lone Star Executive	Houston, TX	2012-09-13 01:15PM PDT	2012-09-13 06:26PM CDT	3:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-09-14 05:30PM CDT	2012-09-14 06:14PM CDT	0:44
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-16 09:56PM CDT	2012-09-16 10:36PM CDT	0:40
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-09-18 01:08PM CDT	2012-09-18 01:50PM CDT	0:42
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCOS	Colorado Sprgs Muni	Colorado Springs, CO	2012-09-18 03:00PM CDT	2012-09-18 03:32PM MDT	1:32
N752SP	E135	KCOS	Colorado Sprgs Muni	Colorado Springs, CO	KTKI	McKinney National	Dallas, TX	2012-09-19 08:55AM MDT	2012-09-19 11:15AM CDT	1:20
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-19 11:33AM CDT	2012-09-19 12:12PM CDT	0:39
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-09-23 05:55PM CDT	2012-09-23 04:11PM PDT	0:16
N752SP		KCXO	Lone Star Executive	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-09-23 05:55PM CDT	2012-09-23 07:25PM PDT	3:30
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KCXO	Lone Star Executive	Houston, TX	2012-09-25 07:01PM PDT	2012-09-26 12:06AM CDT	3:05
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-09-28 05:09PM CDT	2012-09-28 05:50PM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-09-30 09:52PM CDT	2012-09-30 10:25PM CDT	0:33
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KONT	Ontario Intl	Ontario, CA	2012-10-01 08:17AM CDT	2012-10-01 09:13AM PDT	2:56
N752SP	E135	KONT	Ontario Intl	Ontario, CA	KCXO	Lone Star Executive	Houston, TX	2012-10-01 12:54PM PDT	2012-10-01 05:35PM CDT	2:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYUL	Montreal-Trudeau	Montreal, Quebec	2012-10-11 01:48PM CDT	2012-10-11 05:54PM EDT	3:06
N752SP	E135	CYUL	Montreal-Trudeau	Montreal, Quebec	KCWF	Chennault Intl	Lake Charles, LA	2012-10-12 09:26AM EDT	2012-10-12 12:02PM CDT	3:36
N752SP	E135	KCWF	Chennault Intl	Lake Charles, LA	KCXO	Lone Star Executive	Houston, TX	2012-10-12 12:36PM CDT	2012-10-12 01:11PM CDT	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-10-17 05:42PM CDT	2012-10-17 06:25PM CDT	0:43
N752SP	E135	KTKI	McKinney National	Dallas, TX	KAGS	Augusta Regional	Augusta, GA	2012-10-18 07:40AM CDT	2012-10-18 10:21AM EDT	1:41
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2012-10-20 02:11PM EDT	2012-10-20 03:07PM CDT	1:56
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-10-21 05:17PM CDT	2012-10-21 05:59PM CDT	0:42
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-10-23 08:23AM CDT	2012-10-23 09:00AM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAMW	Ames Muni	Ames, IA	2012-10-26 12:00PM CDT	2012-10-26 01:43PM CDT	1:43
N752SP	E135	KAMW	Ames Muni	Ames, IA	KCXO	Lone Star Executive	Houston, TX	2012-10-27 10:59PM CDT	2012-10-28 12:40AM CDT	1:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSY	New Orleans Intl	New Orleans, LA	2012-11-01 05:12AM CDT	2012-11-01 05:56AM CDT	0:44
N752SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KPIR	Pierre Rgnl	Pierre, SD	2012-11-01 07:40AM CDT	2012-11-01 07:40AM CDT	n/a
N752SP	E135	KPIR	Pierre Rgnl	Pierre, SD	KMSY	New Orleans Intl	New Orleans, LA	2012-11-04 04:48PM CST	2012-11-04 07:06PM CST	2:18
N752SP	E135	KMSY	New Orleans Intl	New Orleans, LA	KDWH	Hooks Mem Arpt	Houston, TX	2012-11-04 08:00PM CST	2012-11-04 08:53PM CST	0:53
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KMRY	Monterey Rgnl	Monterey, CA	2012-11-05 09:12AM CST	2012-11-05 10:39AM PST	3:27
N752SP	E135	KMRY	Monterey Rgnl	Monterey, CA	KDWH	Hooks Mem Arpt	Houston, TX	2012-11-07 08:14AM PST	2012-11-07 01:25PM CST	3:11
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-07 02:00PM CST	2012-11-07 02:11PM CST	0:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-11-12 02:10PM CST	2012-11-12 04:51PM EST	1:41
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-11-13 07:06PM EST	2012-11-13 07:56PM CST	1:50
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2012-11-14 11:10AM CST	2012-11-14 01:49PM EST	1:39
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2012-11-14 03:37PM EST	2012-11-14 04:27PM CST	1:50
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2012-11-18 08:15AM CST	2012-11-18 08:15AM CST	n/a
N752SP	E135	KHOU	William P Hobby	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2012-11-18 10:16AM CST	2012-11-18 10:47AM CST	0:31
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KHOU	William P Hobby	Houston, TX	2012-11-18 04:58PM CST	2012-11-18 05:28PM CST	0:30
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2012-11-18 06:16PM CST	2012-11-18 06:27PM CST	0:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAMW	Ames Muni	Ames, IA	2012-11-22 08:38AM CST	2012-11-22 10:23AM CST	1:45
N752SP	E135	KAMW	Ames Muni	Ames, IA	KCXO	Lone Star Executive	Houston, TX	2012-11-23 07:10PM CST	2012-11-23 08:56PM CST	1:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-11-25 04:30PM CST	2012-11-25 05:10PM CST	0:40
N752SP	E135	KTKI	McKinney National	Dallas, TX	KTVC	Cherry Capital	Traverse City, MI	2012-11-25 05:47PM CST	2012-11-25 08:54PM EST	2:07
N752SP	E135	KTVC	Cherry Capital	Traverse City, MI	CYYR	CFB Goose Bay (Goose Bay)	Goose Bay, Labrador	2012-11-25 09:42PM EST	2012-11-26 01:13AM AST	2:31
N752SP	E135	CYYR	CFB Goose Bay (Goose Bay)	Goose Bay, Labrador	EGPH	Edinburgh	Edinburgh, Scotland	2012-11-26 01:58AM AST	2012-11-26 05:58AM GMT	n/a
N752SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	KBGR	Bangor Intl	Bangor, ME	2012-11-28 03:06PM GMT	2012-11-28 04:47PM EST	6:41
N752SP	E135	KBGR	Bangor Intl	Bangor, ME	KCXO	Lone Star Executive	Houston, TX	2012-11-28 05:59PM EST	2012-11-28 09:00PM CST	4:01
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-12-06 05:31PM CST	2012-12-06 06:07PM CST	0:36
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-12-08 01:36PM CST	2012-12-08 02:11PM CST	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-12-09 10:54AM CST	2012-12-09 11:33AM CST	0:38
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2012-12-09 09:02PM CST	2012-12-09 10:15PM CST	1:13
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSUA	Witham Field	Stuart, FL	2012-12-11 08:20AM CST	2012-12-11 11:26AM EST	2:06
N752SP	E135	KSUA	Witham Field	Stuart, FL	KRYY	Cobb County	Atlanta, GA	2012-12-13 02:41PM EST	2012-12-13 04:03PM EST	1:22
N752SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2012-12-13 04:30PM EST	2012-12-13 05:16PM CST	1:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2012-12-14 02:35PM CST	2012-12-14 03:14PM CST	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KAGS	Augusta Regional	Augusta, GA	2012-12-17 02:58PM CST	2012-12-17 05:40PM EST	1:42
N752SP	E135	KHPN	Westchester County	White Plains, NY	KAGS	Augusta Regional	Augusta, GA	2012-12-18 08:08AM EST	2012-12-18 09:55AM EST	1:47
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KHPN	Westchester County	White Plains, NY	2012-12-19 03:16PM EST	2012-12-19 04:57PM EST	1:41
N752SP	E135	KHPN	Westchester County	White Plains, NY	KTKI	McKinney National	Dallas, TX	2012-12-19 05:36PM EST	2012-12-19 08:00PM CST	3:24

24

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KTKI	McKinney National	Dallas, TX	KFYV	Drake Field	Fayetteville, AR	2012-12-20 04:37PM CST	2012-12-20 05:23PM CST	0:46
N752SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2012-12-23 04:15PM CST	2012-12-23 04:54PM CST	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-02 09:12AM CST	2013-01-02 09:55AM CST	0:43
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-01-04 02:07PM CST	2013-01-04 02:46PM CST	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-06 09:44PM CST	2013-01-06 10:21PM CST	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	2013-01-06 11:13PM CST	2013-01-07 12:24AM CST	1:11
N752SP	E135	KBHM	Birmingham-Shuttlesworth Intl	Birmingham, AL	KCXO	Lone Star Executive	Houston, TX	2013-01-11 05:28PM CST	2013-01-11 06:53PM CST	1:25
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-01-18 06:43AM CST	2013-01-18 07:00AM CST	0:17
N752SP	E135	KHOU	William P Hobby	Houston, TX	KMAF	Midland Intl	Midland, TX	2013-01-18 08:28AM CST	2013-01-18 09:43AM CST	1:15
N752SP	E135	KMAF	Midland Intl	Midland, TX	MWCR	Owen Roberts Int'l	Georgetown, Grand Cayman	2013-01-18 10:28AM CST	2013-01-18 11:28AM EST	n/a
N752SP	E135	MWCR	Owen Roberts Int'l	Georgetown, Grand Cayman	KHOU	William P Hobby	Houston, TX	2013-01-21 03:11PM EST	2013-01-21 05:11PM CST	2:59
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-21 06:02PM CST	2013-01-21 06:19PM CST	0:17
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDWH	Hooks Mem Arpt	Houston, TX	2013-01-24 10:27AM CST	2013-01-24 10:38AM CST	0:11
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KOKC	Will Rogers World	Oklahoma City, OK	2013-01-24 11:58AM CST	2013-01-24 12:56PM CST	0:58
N752SP	E135	KOKC	Will Rogers World	Oklahoma City, OK	KTCL	Tuscaloosa Rgnl	Tuscaloosa, AL	2013-01-24 02:03PM CST	2013-01-24 03:22PM CST	1:19
N752SP	E135	KTCL	Tuscaloosa Rgnl	Tuscaloosa, AL	KOKC	Will Rogers World	Oklahoma City, OK	2013-01-26 03:25PM CST	2013-01-26 04:58PM CST	1:33
N752SP	E135	KOKC	Will Rogers World	Oklahoma City, OK	KDWH	Hooks Mem Arpt	Houston, TX	2013-01-26 05:37PM CST	2013-01-26 06:32PM CST	0:55
N752SP	E135	KDWH	Hooks Mem Arpt	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-26 07:12PM CST	2013-01-26 07:25PM CST	0:13
N752SP	E135	KBOS	Boston Logan Intl	Boston, MA	KCXO	Lone Star Executive	Houston, TX	2013-01-27 09:09PM EST	2013-01-27 11:53PM CST	3:44
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-01-28 09:02AM CST	2013-01-28 10:11AM CST	1:09
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-01-28 10:33AM CST	2013-01-28 12:19PM EST	0:46
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-01-30 11:07AM EST	2013-01-30 11:03AM CST	0:56
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KDAL	Dallas Love Field	Dallas, TX	2013-01-30 11:36AM CST	2013-01-30 01:09PM CST	1:33
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-01-30 01:39PM CST	2013-01-30 02:15PM CST	0:36
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSGR	Sugar Land Rgnl	Houston, TX	2013-02-01 07:27AM CST	2013-02-01 07:44AM CST	0:17
N752SP	E135	KSGR	Sugar Land Rgnl	Houston, TX	KOUN	Univ of OK Arpt	Norman, OK	2013-02-01 09:01AM CST	2013-02-01 10:08AM CST	1:07
N752SP	E135	KOUN	Univ of OK Arpt	Norman, OK	KLAS	McCarran Intl	Las Vegas, NV	2013-02-01 10:44AM CST	2013-02-01 11:15AM PST	2:31
N752SP	E135	KLAS	McCarran Intl	Las Vegas, NV	KOUN	Univ of OK Arpt	Norman, OK	2013-02-04 11:55AM PST	2013-02-04 04:01PM CST	2:06
N752SP	E135	KOUN	Univ of OK Arpt	Norman, OK	KSGR	Sugar Land Rgnl	Houston, TX	2013-02-04 04:38PM CST	2013-02-04 05:41PM CST	1:03
N752SP	E135	KSGR	Sugar Land Rgnl	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-04 06:08PM CST	2013-02-04 06:27PM CST	0:19
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-02-08 06:01PM CST	2013-02-08 06:43PM CST	0:42
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-02-11 07:08AM CST	2013-02-11 09:43AM EST	1:35
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KTKI	McKinney National	Dallas, TX	2013-02-12 02:08PM EST	2013-02-12 01:08PM CST	n/a
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-12 03:59PM CST	2013-02-12 04:48PM CST	0:49
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MRLB	Daniel Oduber Int'l	Liberia (Costa Rica)	2013-02-12 05:38PM CST	2013-02-12 05:38PM CST	n/a
N752SP	E135	MRLB	Daniel Oduber Int'l	Liberia	KHOU	William P Hobby	Houston, TX	2013-02-15 10:15AM CST	2013-02-15 01:48PM CST	3:32
N752SP	E135	KHOU	William P Hobby	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-02-15 02:43PM CST	2013-02-15 03:35PM CST	0:52
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-17 09:50PM CST	2013-02-17 10:26PM CST	0:36
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-02-20 06:18AM CST	2013-02-20 06:51AM CST	0:33
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KFTW	Fort Worth Meacham Intl	Fort Worth, TX	2013-02-20 11:33AM CST	2013-02-20 12:11PM CST	0:38
N752SP	E135	KFTW	Fort Worth Meacham Intl	Fort Worth, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-20 03:13PM CST	2013-02-20 03:47PM CST	0:34
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-02-22 04:45PM CST	2013-02-22 05:24PM CST	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-02-24 09:54PM CST	2013-02-24 10:32PM CST	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHSV	Huntsville Intl	Huntsville, AL	2013-02-27 02:47PM CST	2013-02-27 03:50PM CST	1:03
N752SP	E135	KHSV	Huntsville Intl	Huntsville, AL	KEWR	Newark Liberty Intl	Newark, NJ	2013-02-27 05:24PM CST	2013-02-27 08:10PM EST	1:46
N752SP	E135	KHSV	Huntsville Intl	Huntsville, AL	KMMU	Morristown Muni	Morristown, NJ	2013-02-27 05:24PM CST	2013-02-27 06:28PM EST	0:04
N752SP	E135	KEWR	Newark Liberty Intl	Newark, NJ	KHOU	William P Hobby	Houston, TX	2013-02-28 07:26AM EST	2013-02-28 10:15AM CST	3:49
N752SP	E135	KHOU	William P Hobby	Houston, TX	KMMU	Morristown Muni	Morristown, NJ	2013-02-28 03:14PM CST	2013-02-28 06:55PM EST	2:41
N752SP	E135	KMMU	Morristown Muni	Morristown, NJ	KCXO	Lone Star Executive	Houston, TX	2013-03-01 10:43AM EST	2013-03-01 01:09PM CST	3:26
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-03-02 10:14AM CST	2013-03-02 11:00AM CST	0:46
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-02 12:11PM CST	2013-03-02 12:46PM CST	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MYNN	Lynden Pindling Int'l (Nassau)	Nassau	2013-03-03 10:32AM CST	2013-03-03 01:36PM EST	2:04
N752SP	E135	MYNN	Lynden Pindling Int'l (Nassau)	Nassau	KHOU	William P Hobby	Houston, TX	2013-03-08 11:46AM EST	2013-03-08 01:33PM CST	2:47
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-08 02:07PM CST	2013-03-08 02:28PM CST	0:21
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-03-08 03:08PM CST	2013-03-08 03:47PM CST	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-11 12:33PM CDT	2013-03-11 01:11PM CDT	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-03-14 06:59AM CDT	2013-03-14 09:39AM EDT	1:40
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2013-03-16 02:17PM EDT	2013-03-16 03:20PM CDT	2:03
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-03-16 03:38PM CDT	2013-03-16 04:18PM CDT	0:40
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-17 10:11PM CDT	2013-03-17 10:48PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSNA	John Wayne Arpt	Santa Ana, CA	2013-03-18 04:17PM CDT	2013-03-18 05:43PM PDT	3:26
N752SP	E135	KSNA	John Wayne Arpt	Santa Ana, CA	KSDL	Scottsdale	Scottsdale, AZ	2013-03-19 03:52PM PDT	2013-03-19 04:41PM MST	0:49
N752SP	E135	KSDL	Scottsdale	Scottsdale, AZ	KCXO	Lone Star Executive	Houston, TX	2013-03-20 02:57PM MST	2013-03-20 06:59PM CDT	2:02
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-03-21 09:06AM CDT	2013-03-21 10:17AM CDT	1:11
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KIAD	Washington Dulles Intl	Washington, DC	2013-03-21 10:41AM CDT	2013-03-21 01:02PM EDT	1:21
N752SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-03-22 02:58PM EDT	2013-03-22 03:38PM CDT	1:40

25

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KCXO	Lone Star Executive	Houston, TX	2013-03-22 04:04PM CDT	2013-03-22 05:44PM CDT	1:40
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTUP	Tupelo Rgnl	Tupelo, MS	2013-03-23 09:59AM CDT	2013-03-23 11:03AM CDT	1:04
N752SP	E135	KTUP	Tupelo Rgnl	Tupelo, MS	MMUN	Cancun Int'l	Cancun, Quintana Roo	2013-03-23 12:51PM CDT	2013-03-23 11:51AM CST	n/a
N752SP	E135	MMUN	Cancun Int'l	Cancun, Quintana Roo	KHOU	William P Hobby	Houston, TX	2013-03-23 03:28PM CST	2013-03-23 06:23PM CDT	1:55
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-23 06:49PM CDT	2013-03-23 07:09PM CDT	0:20
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-03-27 09:51AM CDT	2013-03-27 10:34AM CDT	0:43
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-03-27 02:13PM CDT	2013-03-27 02:48PM CDT	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-06 08:38AM CDT	2013-04-06 11:12AM EDT	1:33
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KHPN	Westchester County	White Plains, NY	2013-04-06 11:55AM EDT	2013-04-06 01:46PM EDT	1:51
N752SP	E135	KHPN	Westchester County	White Plains, NY	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-07 01:32PM EDT	2013-04-07 03:21PM EDT	1:49
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-07 04:04PM EDT	2013-04-07 05:03PM CDT	1:59
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-08 12:34PM CDT	2013-04-08 03:13PM EDT	1:39
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KHPN	Westchester County	White Plains, NY	2013-04-08 05:50PM EDT	2013-04-08 07:38PM EDT	1:48
N752SP	E135	KHPN	Westchester County	White Plains, NY	KCXO	Lone Star Executive	Houston, TX	2013-04-08 08:20PM EDT	2013-04-08 10:46PM CDT	3:26
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-09 12:30PM CDT	2013-04-09 03:08PM EDT	1:38
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-09 05:25PM EDT	2013-04-09 06:27PM CDT	2:02
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-10 12:28PM CDT	2013-04-10 03:05PM EDT	1:37
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-10 05:56PM EDT	2013-04-10 07:01PM CDT	2:05
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-11 12:42PM CDT	2013-04-11 03:21PM EDT	1:39
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-11 05:41PM EDT	2013-04-11 06:47PM CDT	2:06
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-12 12:34PM CDT	2013-04-12 03:06PM EDT	1:32
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-12 05:35PM EDT	2013-04-12 06:35PM CDT	2:00
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-14 01:55PM CDT	2013-04-14 04:32PM EDT	1:37
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-14 09:56PM EDT	2013-04-14 10:56PM CDT	2:00
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2013-04-16 07:06AM CDT	2013-04-16 09:39AM EDT	1:33
N752SP	E135	KRYY	Cobb County	Atlanta, GA	KAGS	Augusta Regional	Augusta, GA	2013-04-16 10:08AM EDT	2013-04-16 10:45AM EDT	0:37
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-04-16 01:45PM EDT	2013-04-16 02:25PM EDT	0:40
N752SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KRYY	Cobb County	Atlanta, GA	2013-04-16 02:58PM EDT	2013-04-16 03:04PM EDT	0:06
N752SP	E135	KRYY	Cobb County	Atlanta, GA	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-04-16 03:34PM EDT	2013-04-16 04:01PM EDT	0:27
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-04-18 02:54PM EDT	2013-04-18 04:02PM CDT	2:08
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-04-21 06:21PM CDT	2013-04-21 06:57PM CDT	0:36
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-04-22 01:18PM CDT	2013-04-22 01:53PM CDT	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBKL	Burke Lakefront	Cleveland, OH	2013-05-01 11:30AM CDT	2013-05-01 02:42PM EDT	2:12
N752SP	E135	KBKL	Burke Lakefront	Cleveland, OH	KCXO	Lone Star Executive	Houston, TX	2013-05-02 03:22PM EDT	2013-05-02 04:50PM CDT	2:28
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMDW	Chicago Midway Intl	Chicago, IL	2013-05-06 06:06PM CDT	2013-05-06 08:11PM CDT	2:05
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2013-05-07 02:42PM CDT	2013-05-07 04:44PM CDT	2:02
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSDL	Scottsdale	Scottsdale, AZ	2013-05-08 08:37AM CDT	2013-05-08 09:16AM MST	2:39
N752SP	E135	KSDL	Scottsdale	Scottsdale, AZ	KONT	Ontario Intl	Ontario, CA	2013-05-08 12:46PM MST	2013-05-08 01:45PM PDT	0:59
N752SP	E135	KONT	Ontario Intl	Ontario, CA	KCXO	Lone Star Executive	Houston, TX	2013-05-09 01:38PM PDT	2013-05-09 06:34PM CDT	2:56
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MDLR	La Romana Int'l	La Romana (Dominican Republic)	2013-05-15 11:17AM CDT	2013-05-15 12:17PM AST	n/a
N752SP	E135	MDLR	La Romana Int'l	La Romana	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-05-17 03:30PM AST	2013-05-17 07:25PM CDT	4:55
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-17 08:07PM CDT	2013-05-17 08:07PM CDT	n/a
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-17 08:07PM CDT	2013-05-17 08:33PM CDT	0:26
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-05-23 06:35PM CDT	2013-05-23 07:14PM CDT	0:39
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-05-23 07:34PM CDT	2013-05-23 08:20PM CDT	0:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-05-30 10:08AM CDT	2013-05-30 10:48AM CDT	0:40
N752SP	E135	KTKI	McKinney National	Dallas, TX	TXKF	Bermuda Int'l	Hamilton	2013-05-30 11:28AM CDT	2013-05-30 05:06PM ADT	3:38
N752SP	E135	TXKF	Bermuda Int'l	Hamilton	KTKI	McKinney National	Dallas, TX	2013-06-02 11:10AM ADT	2013-06-02 01:33PM CDT	4:22
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-02 02:13PM CDT	2013-06-02 02:57PM CDT	0:44
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHYI	San Marcos Muni	San Marcos, TX	2013-06-05 12:19PM CDT	2013-06-05 12:46PM CDT	0:27
N752SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KHUM	Houma-Terrebonne	Houma, LA	2013-06-05 01:32PM CDT	2013-06-05 02:32PM CDT	1:00
N752SP	E135	KHUM	Houma-Terrebonne	Houma, LA	KCXO	Lone Star Executive	Houston, TX	2013-06-05 03:18PM CDT	2013-06-05 04:07PM CDT	0:49
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAPA	Centennial	Denver, CO	2013-06-06 10:01AM CDT	2013-06-06 11:00AM MDT	1:59
N752SP	E135	KAPA	Centennial	Denver, CO	KCXO	Lone Star Executive	Houston, TX	2013-06-08 03:13PM MDT	2013-06-08 05:59PM CDT	1:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHUM	Houma-Terrebonne	Houma, LA	2013-06-09 12:26PM CDT	2013-06-09 01:15PM CDT	0:49
N752SP	E135	KHUM	Houma-Terrebonne	Houma, LA	KHYI	San Marcos Muni	San Marcos, TX	2013-06-09 02:08PM CDT	2013-06-09 03:13PM CDT	1:05
N752SP	E135	KHYI	San Marcos Muni	San Marcos, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-09 03:45PM CDT	2013-06-09 04:14PM CDT	0:29
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-06-10 03:23PM CDT	2013-06-10 10:35PM NDT	4:42
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2013-06-11 12:13AM NDT	2013-06-11 08:05AM BST	4:22
N752SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2013-06-18 02:01PM BST	2013-06-18 03:38PM NDT	5:07
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KTKI	McKinney National	Dallas, TX	2013-06-18 04:25PM NDT	2013-06-18 07:37PM CDT	5:42
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-06-18 08:11PM CDT	2013-06-18 08:49PM CDT	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	2013-06-23 06:50AM CDT	2013-06-23 10:08AM EDT	2:18
N752SP	E135	KCLE	Cleveland-Hopkins Intl	Cleveland, OH	KCXO	Lone Star Executive	Houston, TX	2013-08-05 11:37AM EDT	2013-08-05 01:04PM CDT	2:27
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-08-06 06:54AM CDT	2013-08-06 11:59AM NDT	2:34
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-08-06 07:16AM CDT	2013-08-06 02:39PM NDT	4:53

26

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGPH	Edinburgh	Edinburgh, Scotland	2013-08-06 03:45PM NDT	2013-08-06 11:20PM BST	4:05
N752SP	E135	EINN	Shannon	Shannon, County Clare	CYQX	Gander Int'l	Gander, NL (Canada)	2013-08-13 01:07PM BST	2013-08-13 02:18PM NDT	4:40
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KTKI	McKinney National	Dallas, TX	2013-08-13 08:51PM NDT	2013-08-13 06:41PM CDT	0:20
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-08-13 07:31PM CDT	2013-08-13 08:08PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KIAH	Houston Bush Int'ctl	Houston, TX	2013-08-14 02:27PM CDT	2013-08-14 02:41PM CDT	0:14
N752SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-08-15 09:24AM CDT	2013-08-15 10:08AM CDT	0:44
N752SP	E135	KTKI	McKinney National	Dallas, TX	KMDW	Chicago Midway Intl	Chicago, IL	2013-08-15 10:41AM CDT	2013-08-15 12:34PM CDT	1:53
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KTKI	McKinney National	Dallas, TX	2013-08-15 05:43PM CDT	2013-08-15 06:21PM CDT	0:38
N752SP	E135	KTKI	McKinney National	Dallas, TX	KIAH	Houston Bush Int'ctl	Houston, TX	2013-08-15 06:55PM CDT	2013-08-15 07:37PM CDT	0:42
N752SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-08-16 10:01AM CDT	2013-08-16 10:12AM CDT	0:11
N752SP	E135	KHOU	William P Hobby	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2013-08-16 01:52PM CDT	2013-08-16 02:23PM CDT	0:31
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KHOU	William P Hobby	Houston, TX	2013-08-16 02:49PM CDT	2013-08-16 03:18PM CDT	0:29
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-08-16 05:21PM CDT	2013-08-16 05:47PM CDT	0:26
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KCVH	Hollister Muni	Hollister, CA	2013-08-20 04:23PM CDT	2013-08-20 05:46PM PDT	3:23
N752SP	E135	KCVH	Hollister Muni	Hollister, CA	KBFI	Boeing Field Intl	Seattle, WA	2013-08-20 09:20PM PDT	2013-08-20 10:59PM PDT	1:39
N752SP	E135	KBFI	Boeing Field Intl	Seattle, WA	KCVH	Hollister Muni	Hollister, CA	2013-08-21 10:57AM PDT	2013-08-21 12:44PM PDT	1:47
N752SP	E135	KCVH	Hollister Muni	Hollister, CA	KCXO	Lone Star Executive	Houston, TX	2013-08-21 03:03PM PDT	2013-08-21 08:31PM CDT	3:28
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBED	Laurence G Hanscom Fld	Bedford, MA	2013-08-22 10:59AM CDT	2013-08-22 12:29PM EDT	0:30
N752SP	E135	KBED	Laurence G Hanscom Fld	Bedford, MA	KTEB	Teterboro	Teterboro, NJ	2013-08-22 03:08PM EDT	2013-08-22 03:57PM EDT	0:49
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KERI	Erie Intl/Tom Ridge Field	Erie, PA	2013-08-23 11:52AM EDT	2013-08-23 12:44PM EDT	0:52
N752SP	E135	KERI	Erie Intl/Tom Ridge Field	Erie, PA	KCXO	Lone Star Executive	Houston, TX	2013-08-23 01:24PM EDT	2013-08-23 02:56PM CDT	2:32
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-08-26 07:15AM CDT	2013-08-26 09:45AM NDT	n/a
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EGGW	London Luton	London, England	2013-08-26 03:40PM NDT	2013-08-26 07:10PM BST	n/a
N752SP		EINN	Shannon	Shannon, County Clare	CYQX	Gander Int'l	Gander, NL (Canada)	2013-08-30 04:44PM BST	2013-08-30 06:03PM NDT	4:48
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KADS	Addison	Dallas, TX	2013-08-30 06:45PM NDT	2013-08-30 09:19PM CDT	5:04
N752SP	E135	KADS	Addison	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-08-30 09:47PM CDT	2013-08-30 10:24PM CDT	0:37
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KIAD	Washington Dulles Intl	Washington, DC	2013-09-03 05:49AM CDT	2013-09-03 09:38AM EDT	2:49
N752SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KCXO	Lone Star Executive	Houston, TX	2013-09-03 12:50PM EDT	2013-09-03 02:19PM CDT	2:29
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2013-09-04 08:10AM CDT	2013-09-04 10:48AM EDT	1:38
N752SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-09-04 03:56PM EDT	2013-09-04 04:25PM CDT	1:29
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-09-05 10:56AM CDT	2013-09-05 11:35AM CDT	0:39
N752SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-05 03:30PM CDT	2013-09-05 04:11PM CDT	0:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-09-06 08:30PM CDT	2013-09-06 09:11PM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-08 09:42PM CDT	2013-09-08 10:15PM CDT	0:33
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2013-09-10 08:02AM CDT	2013-09-10 09:02AM EDT	n/a
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KBOS	Boston Logan Intl	Boston, MA	2013-09-10 06:20PM EDT	2013-09-10 07:03PM EDT	0:43
N752SP	E135	KBOS	Boston Logan Intl	Boston, MA	KCXO	Lone Star Executive	Houston, TX	2013-09-11 03:54PM EDT	2013-09-11 06:18PM CDT	3:24
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-09-13 05:10PM CDT	2013-09-13 05:53PM CDT	0:43
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-15 05:15PM CDT	2013-09-15 05:57PM CDT	0:42
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-09-17 12:01PM CDT	2013-09-17 12:36PM CDT	0:35
N752SP	E135	KTKI	McKinney National	Dallas, TX	CYQX	Gander Int'l	Gander, NL (Canada)	2013-09-17 02:09PM CDT	2013-09-17 09:34PM NDT	4:55
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	EINN	Shannon	Shannon, County Clare (Ireland)	2013-09-17 10:27PM NDT	2013-09-18 01:57AM BST	n/a
N752SP	E135	EGPH	Edinburgh	Edinburgh, Scotland	CYQX	Gander Int'l	Gander, NL (Canada)	2013-09-29 12:23PM BST	2013-09-29 01:21PM NDT	4:28
N752SP	E135	CYQX	Gander Int'l	Gander, NL (Canada)	KTKI	McKinney National	Dallas, TX	2013-09-29 02:11PM NDT	2013-09-29 04:36PM CDT	4:55
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-09-29 05:27PM CDT	2013-09-29 06:08PM CDT	0:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-10-02 08:24AM CDT	2013-10-02 11:07AM EDT	1:43
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-10-04 12:55PM EDT	2013-10-04 01:53PM CDT	1:58
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-10-04 02:15PM CDT	2013-10-04 02:53PM CDT	0:38
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2013-10-06 06:06PM CDT	2013-10-06 06:06PM CDT	n/a
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMDW	Chicago Midway Intl	Chicago, IL	2013-10-07 09:04AM CDT	2013-10-07 10:49AM CDT	1:45
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2013-10-07 04:26PM CDT	2013-10-07 06:36PM CDT	2:10
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KDAL	Dallas Love Field	Dallas, TX	2013-10-09 08:32AM CDT	2013-10-09 09:13AM CDT	0:41
N752SP	E135	KDAL	Dallas Love Field	Dallas, TX	KEDC	Austin Executive	Austin, TX	2013-10-09 01:16PM CDT	2013-10-09 01:43PM CDT	0:27
N752SP	E135	KEDC	Austin Executive	Austin, TX	KSAT	San Antonio Intl	San Antonio, TX	2013-10-10 08:24AM CDT	2013-10-10 08:50AM CDT	0:26
N752SP	E135	KSAT	San Antonio Intl	San Antonio, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-10 11:36AM CDT	2013-10-10 12:15PM CDT	0:39
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-10-11 02:07PM CDT	2013-10-11 02:42PM CDT	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KFYV	Drake Field	Fayetteville, AR	2013-10-11 03:27PM CDT	2013-10-11 03:27PM CDT	n/a
N752SP	E135	KFYV	Drake Field	Fayetteville, AR	KTKI	McKinney National	Dallas, TX	2013-10-13 04:07PM CDT	2013-10-13 04:44PM CDT	0:37
N752SP	E135	KFYV	Drake Field	Fayetteville, AR	KCXO	Lone Star Executive	Houston, TX	2013-10-13 05:13PM CDT	2013-10-13 05:13PM CDT	n/a
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KCMA	Camarillo	Camarillo, CA	2013-10-14 10:00AM CDT	2013-10-14 11:38AM PDT	3:38
N752SP	E135	KCMA	Camarillo	Camarillo, CA	KSOW	Show Low Rgnl	Show Low, AZ	2013-10-15 10:52AM PDT	2013-10-15 11:58AM MST	1:06
N752SP	E135	KFYV	Drake Field	Fayetteville, AR	KCXO	Lone Star Executive	Houston, TX	2013-10-15 04:33PM CDT	2013-10-15 04:33PM CDT	n/a
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-10-17 06:50AM CDT	2013-10-17 09:29AM EDT	1:39
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KTKI	McKinney National	Dallas, TX	2013-10-19 02:09PM EDT	2013-10-19 03:25PM CDT	2:16
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-19 05:09PM CDT	2013-10-19 05:49PM CDT	0:40
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-10-19 11:01PM CDT	2013-10-19 11:36PM CDT	0:35

27

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-20 09:20PM CDT	2013-10-20 10:04PM CDT	0:44
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KPHL	Philadelphia Intl	Philadelphia, PA	2013-10-21 01:05PM CDT	2013-10-21 02:05PM EDT	n/a
N752SP	E135	KPHL	Philadelphia Intl	Philadelphia, PA	KCXO	Lone Star Executive	Houston, TX	2013-10-21 10:07PM EDT	2013-10-22 12:42AM CDT	3:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMKC	Wheeler Downtown	Kansas City, MO	2013-10-23 08:10AM CDT	2013-10-23 09:39AM CDT	1:29
N752SP	E135	KMKC	Wheeler Downtown	Kansas City, MO	KSTL	Lambert-St Louis Intl	St Louis, MO	2013-10-23 01:30PM CDT	2013-10-23 02:07PM CDT	0:37
N752SP	E135	KSTL	Lambert-St Louis Intl	St Louis, MO	KCMH	Port Columbus Intl	Columbus, OH	2013-10-24 07:27AM CDT	2013-10-24 09:25AM EDT	0:58
N752SP	E135	KCMH	Port Columbus Intl	Columbus, OH	KERI	Erie Intl/Tom Ridge Field	Erie, PA	2013-10-24 12:56PM EDT	2013-10-24 01:33PM EDT	0:37
N752SP	E135	KERI	Erie Intl/Tom Ridge Field	Erie, PA	KCXO	Lone Star Executive	Houston, TX	2013-10-24 02:07PM EDT	2013-10-24 03:54PM CDT	2:47
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-10-25 04:58PM CDT	2013-10-25 05:39PM CDT	0:41
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-10-27 09:44PM CDT	2013-10-27 10:26PM CDT	0:42
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-10-30 04:19PM CDT	2013-10-30 04:40PM CDT	0:21
N752SP	E135	KHOU	William P Hobby	Houston, TX	KTEB	Teterboro	Teterboro, NJ	2013-10-30 06:42PM CDT	2013-10-30 10:30PM EDT	2:48
N752SP	E135	KTEB	Teterboro	Teterboro, NJ	KHOU	William P Hobby	Houston, TX	2013-11-01 07:26PM EDT	2013-11-01 10:11PM CDT	3:45
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-01 10:46PM CDT	2013-11-01 10:59PM CDT	0:13
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-11-07 07:24AM CST	2013-11-07 10:02AM EST	1:38
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-07 10:43AM EST	2013-11-07 11:43AM CST	2:00
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-11-08 11:15AM CST	2013-11-08 01:49PM EST	1:34
N752SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KAGS	Augusta Regional	Augusta, GA	2013-11-08 02:33PM EST	2013-11-08 03:02PM EST	0:29
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-11-10 03:12PM EST	2013-11-10 03:44PM EST	0:32
N752SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-10 04:19PM EST	2013-11-10 05:06PM CST	1:47
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-11-11 08:47AM CST	2013-11-11 11:23AM EST	1:36
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-12 02:36PM EST	2013-11-12 03:47PM CST	2:11
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2013-11-12 04:38PM CST	2013-11-12 07:09PM EST	1:31
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-13 12:59PM EST	2013-11-13 02:05PM CST	2:06
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2013-11-14 09:44AM CST	2013-11-14 12:25PM EST	1:41
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KATL	Hartsfield-Jackson Intl	Atlanta, GA	2013-11-14 02:56PM EST	2013-11-14 03:32PM EST	0:36
N752SP	E135	KATL	Hartsfield-Jackson Intl	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-11-14 04:04PM EST	2013-11-14 04:54PM CST	1:50
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-11-15 03:56PM CST	2013-11-15 04:36PM CST	0:40
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-11-17 08:47PM CST	2013-11-17 09:29PM CST	0:42
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	2013-11-19 07:12AM CST	2013-11-19 08:23AM CST	1:11
N752SP	E135	KMSL	Northwest Alabama Rgnl	Muscle Shoals, AL	KIAD	Washington Dulles Intl	Washington, DC	2013-11-19 08:33AM CST	2013-11-19 09:33AM EST	n/a
N752SP	E135	KIAD	Washington Dulles Intl	Washington, DC	KCXO	Lone Star Executive	Houston, TX	2013-11-20 12:15PM EST	2013-11-20 02:09PM CST	2:53
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-11-21 04:03PM CST	2013-11-21 04:39PM CST	0:35
N752SP	E135	KTKI	McKinney National	Dallas, TX	KHOU	William P Hobby	Houston, TX	2013-11-24 06:43PM CST	2013-11-24 07:33PM CST	0:50
N752SP	E135	KHOU	William P Hobby	Houston, TX	TJBQ	Rafael Hernandez	Aguadilla, PR	2013-11-25 09:41AM CST	2013-11-25 03:18PM AST	3:37
N752SP	E135	TJBQ	Rafael Hernandez	Aguadilla, PR	KHOU	William P Hobby	Houston, TX	2013-12-01 12:11PM AST	2013-12-01 02:45PM CST	4:34
N752SP	E135	KHOU	William P Hobby	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-12-01 03:51PM CST	2013-12-01 04:38PM CST	0:47
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-01 07:03PM CST	2013-12-01 07:42PM CST	0:39
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMDW	Chicago Midway Intl	Chicago, IL	2013-12-02 07:05AM CST	2013-12-02 09:12AM CST	2:07
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KMKE	General Mitchell Intl	Milwaukee, WI	2013-12-02 04:05PM CST	2013-12-02 04:27PM CST	0:22
N752SP	E135	KMKE	General Mitchell Intl	Milwaukee, WI	KMKC	Wheeler Downtown	Kansas City, MO	2013-12-03 10:50AM CST	2013-12-03 12:06PM CST	1:16
N752SP	E135	KMKC	Wheeler Downtown	Kansas City, MO	KCXO	Lone Star Executive	Houston, TX	2013-12-03 02:41PM CST	2013-12-03 04:11PM CST	1:30
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KRYY	Cobb County	Atlanta, GA	2013-12-04 08:25AM CST	2013-12-04 11:06AM EST	1:41
N752SP	E135	KRYY	Cobb County	Atlanta, GA	KCXO	Lone Star Executive	Houston, TX	2013-12-04 01:59PM EST	2013-12-04 02:48PM CST	1:49
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KONT	Ontario Intl	Ontario, CA	2013-12-05 09:30AM CST	2013-12-05 10:46AM PST	3:15
N752SP	E135	KONT	Ontario Intl	Ontario, CA	KCXO	Lone Star Executive	Houston, TX	2013-12-05 02:18PM PST	2013-12-05 06:49PM CST	2:31
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	TXKF	Bermuda Int'l	Hamilton	2013-12-08 10:04AM CST	2013-12-08 03:18PM AST	3:14
N752SP	E135	TXKF	Bermuda Int'l	Hamilton	KSAV	Savannah/Hilton Head Intl	Savannah, GA	2013-12-10 11:16AM AST	2013-12-10 10:16AM EST	n/a
N752SP	E135	KSAV	Savannah/Hilton Head Intl	Savannah, GA	KCXO	Lone Star Executive	Houston, TX	2013-12-10 01:27PM EST	2013-12-10 02:45PM CST	2:18
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KGON	Groton-New London	Groton (New London), CT	2013-12-11 09:26AM CST	2013-12-11 01:04PM EST	2:38
N752SP	E135	KGON	Groton-New London	Groton (New London), CT	KSTL	Lambert-St Louis Intl	St Louis, MO	2013-12-12 01:10PM EST	2013-12-12 02:42PM CST	2:31
N752SP	E135	KSTL	Lambert-St Louis Intl	St Louis, MO	KCXO	Lone Star Executive	Houston, TX	2013-12-12 03:18PM CST	2013-12-12 04:49PM CST	1:30
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-12-13 03:40PM CST	2013-12-13 04:24PM CST	0:44
N752SP	E135	KTKI	McKinney National	Dallas, TX	KAPA	Centennial	Denver, CO	2013-12-13 05:05PM CST	2013-12-13 05:43PM MST	1:38
N752SP	E135	KAPA	Centennial	Denver, CO	KTKI	McKinney National	Dallas, TX	2013-12-14 02:54PM MST	2013-12-14 05:18PM CST	1:24
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-15 08:51PM CST	2013-12-15 09:37PM CST	0:46
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2013-12-19 06:05PM CST	2013-12-19 06:43PM CST	0:38
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-19 07:09PM CST	2013-12-19 07:51PM CST	0:41
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KBWI	Baltimore/Washington Intl	Baltimore, MD	2013-12-21 05:16AM CST	2013-12-21 08:37AM EST	2:21
N752SP	E135	KBWI	Baltimore/Washington Intl	Baltimore, MD	KIAH	Houston Bush Int'ctl	Houston, TX	2013-12-21 10:15AM EST	2013-12-21 12:35PM CST	3:20
N752SP	E135	KIAH	Houston Bush Int'ctl	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2013-12-21 02:37PM CST	2013-12-21 02:49PM CST	0:12
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2013-12-26 12:00PM CST	2013-12-26 12:19PM CST	0:19
N752SP	E135	KHOU	William P Hobby	Houston, TX	KASE	Aspen-Pitkin County	Aspen, CO	2013-12-26 02:06PM CST	2013-12-26 03:20PM MST	2:14
N752SP	E135	KASE	Aspen-Pitkin County	Aspen, CO	KCXO	Lone Star Executive	Houston, TX	2013-12-27 12:11PM MST	2013-12-27 03:21PM CST	2:10
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KASE	Aspen-Pitkin County	Aspen, CO	2014-01-02 09:03AM CST	2014-01-02 10:19AM MST	2:15
N752SP	E135	KASE	Aspen-Pitkin County	Aspen, CO	KHOU	William P Hobby	Houston, TX	2014-01-02 11:45AM MST	2014-01-02 02:59PM CST	2:14

28

STADIUM CAPITAL MANAGEMENT GP, LP

Exhibit 2: Aircraft Tail # N752SP - Recent Two Years Flight History

Ident	Type	Origin	Origin Name	Origin City	Destination	Destination Name	Destination City	Departure Time	Arrival Time	Enroute

N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-02 03:39PM CST	2014-01-02 04:00PM CST	0:21
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MMSL	Cabo San Lucas Int'l	Cabo San Lucas, Baja California Sur	2014-01-03 12:53PM CST	2014-01-03 11:53AM MST	n/a
N752SP	E135	MMSL	Cabo San Lucas Int'l	Cabo San Lucas, Baja California Sur	KAPA	Centennial	Denver, CO	2014-01-03 04:45PM MST	2014-01-03 04:45PM MST	n/a
N752SP	E135	KAPA	Centennial	Denver, CO	KSLC	Salt Lake City Intl	Salt Lake City, UT	2014-01-03 08:09PM MST	2014-01-03 09:24PM MST	1:15
N752SP	E135	KSLC	Salt Lake City Intl	Salt Lake City, UT	KAPA	Centennial	Denver, CO	2014-01-04 11:51AM MST	2014-01-04 12:54PM MST	1:03
N752SP	E135	KAPA	Centennial	Denver, CO	KORF	Norfolk Intl	Norfolk, VA	2014-01-04 01:55PM MST	2014-01-04 06:45PM EST	2:50
N752SP	E135	KORF	Norfolk Intl	Norfolk, VA	KLGA	LaGuardia	New York, NY	2014-01-04 07:31PM EST	2014-01-04 08:19PM EST	0:48
N752SP	E135	KLGA	LaGuardia	New York, NY	KTKI	McKinney National	Dallas, TX	2014-01-05 09:47AM EST	2014-01-05 12:23PM CST	3:36
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-05 12:51PM CST	2014-01-05 01:29PM CST	0:38
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2014-01-09 11:08AM CST	2014-01-09 01:42PM EST	1:34
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-01-09 11:08AM CST	2014-01-09 12:37PM EST	0:29
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2014-01-09 03:43PM EST	2014-01-09 05:30PM CST	2:47
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-01-10 05:54PM CST	2014-01-10 06:33PM CST	0:38
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-01-12 07:58PM CST	2014-01-12 08:43PM CST	0:45
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-01-14 08:08AM CST	2014-01-14 10:47AM EST	1:39
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-01-16 02:16PM EST	2014-01-16 03:19PM CST	2:03
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	TBPB	Grantley Adams Int'l	Bridgetown (Barbados)	2014-01-20 09:40AM CST	2014-01-20 11:40AM AST	n/a
N752SP	E135	TBPB	Grantley Adams Int'l	Bridgetown (Barbados)	KPBI	Palm Beach Intl	West Palm Beach, FL	2014-01-24 10:02AM AST	2014-01-24 12:22PM EST	3:19
N752SP	E135	KPBI	Palm Beach Intl	West Palm Beach, FL	KCXO	Lone Star Executive	Houston, TX	2014-01-27 04:33PM EST	2014-01-27 06:05PM CST	2:32
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHQU	Thomson-Mcduffie County	Thomson, GA	2014-02-01 09:22AM CST	2014-02-01 11:51AM EST	1:29
N752SP	E135	KHQU	Thomson-Mcduffie County	Thomson, GA	KCXO	Lone Star Executive	Houston, TX	2014-02-04 10:05AM EST	2014-02-04 11:12AM CST	2:07
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KISM	Kissimmee Gateway	Orlando, FL	2014-02-05 11:11AM CST	2014-02-05 02:03PM EST	1:51
N752SP	E135	KISM	Kissimmee Gateway	Orlando, FL	KCXO	Lone Star Executive	Houston, TX	2014-02-05 09:56PM EST	2014-02-05 11:05PM CST	2:09
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KAGS	Augusta Regional	Augusta, GA	2014-02-09 08:00AM CST	2014-02-09 10:35AM EST	1:35
N752SP	E135	KAGS	Augusta Regional	Augusta, GA	KCXO	Lone Star Executive	Houston, TX	2014-02-15 03:43PM EST	2014-02-15 04:51PM CST	2:08
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KHOU	William P Hobby	Houston, TX	2014-02-18 07:43AM CST	2014-02-18 08:04AM CST	0:21
N752SP	E135	KHOU	William P Hobby	Houston, TX	KAUS	Austin-Bergstrom Intl	Austin, TX	2014-02-18 11:43AM CST	2014-02-18 12:15PM CST	0:32
N752SP	E135	KAUS	Austin-Bergstrom Intl	Austin, TX	KHOU	William P Hobby	Houston, TX	2014-02-18 12:38PM CST	2014-02-18 01:11PM CST	0:33
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-18 01:52PM CST	2014-02-18 02:12PM CST	0:20
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-02-21 02:59PM CST	2014-02-21 03:41PM CST	0:42
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-22 09:00AM CST	2014-02-22 09:40AM CST	0:40
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KTKI	McKinney National	Dallas, TX	2014-02-23 12:01AM CST	2014-02-23 12:37AM CST	0:36
N752SP	E135	KTKI	McKinney National	Dallas, TX	KCXO	Lone Star Executive	Houston, TX	2014-02-23 01:13AM CST	2014-02-23 01:48AM CST	0:35
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	MMUN	Cancun Int'l	Cancun, Quintana Roo	2014-02-23 10:06AM CST	2014-02-23 10:06AM CST	n/a
N752SP	E135	MMUN	Cancun Int'l	Cancun, Quintana Roo	KHOU	William P Hobby	Houston, TX	2014-03-02 10:52AM CST	2014-03-02 12:53PM CST	2:00
N752SP	E135	KHOU	William P Hobby	Houston, TX	KCXO	Lone Star Executive	Houston, TX	2014-03-02 01:16PM CST	2014-03-02 01:34PM CST	0:18
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KMDW	Chicago Midway Intl	Chicago, IL	2014-03-04 09:54AM CST	2014-03-04 11:46AM CST	1:52
N752SP	E135	KMDW	Chicago Midway Intl	Chicago, IL	KORD	Chicago O'Hare Intl	Chicago, IL	2014-03-04 12:39PM CST	2014-03-04 12:52PM CST	0:13
N752SP		KORD	Chicago O'Hare Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2014-03-04 04:07PM CST	2014-03-04 06:34PM CST	2:27
N752SP	E135	KORD	Chicago O'Hare Intl	Chicago, IL	KCXO	Lone Star Executive	Houston, TX	2014-03-04 04:07PM CST	2014-03-04 04:07PM CST	n/a
N752SP	E135	KCXO	Lone Star Executive	Houston, TX	KSGR	Sugar Land Rgnl	Houston, TX	2014-03-05 05:18AM CST	2014-03-05 05:42AM CST	0:24
N752SP	E135	KSGR	Sugar Land Rgnl	Houston, TX	TUPJ	Terrance B. Lettsome Int'l	Beef Island / Tortola	2014-03-05 07:52AM CST	2014-03-05 01:48PM AST	3:56

29

Stadium Capital Management gp, lp

Attachment: Investor Day Presentation

(see attached)

2011 Analyst and

Investor Day

  Agenda 8:00 – 8:30 a.m. Continental Breakfast 8:30 – 8:45 a.m. Welcome and Agenda   8:45 – 9:15 a.m. Business Strategy and Branding Evolving business strategy and the branding message   9:15 – 9:45 a.m. Sales and Marketing Strategy to accelerate Workforce Optimization and MidMarket growth   9:45 – 10:15 a.m. Client Services and Operations Workforce Optimization and MidMarket client services and retention strategy; Leveraging our core competencies and operating structure   10:15 – 10:30 a.m. Break   10:30 – 11:00 a.m. Pricing and Gross Profit Bundle Plus pricing strategy   11:00 – 11:45 a.m. Adjacent Business Development Strategy Growth strategy of adjacent businesses; Integration and operations strategy   11:45 – 12:15 p.m. Break (Lunch Pick up)   12:15 – 1:15 p.m. Adjacent Businesses SaaS strategy; Discussion of Adjacent Businesses   1:15 – 1:45 p.m. Financial Implications of Evolving Business Model Historical perspective and five year financial opportunities   1:45 – 2:30 p.m. Questions & Answers and Closing Remarks   2

  “S a f e H a rb o r” Statement Under The Private Securities Litigation Reform Act of 1995   The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity. Inc., (“Insperity”) in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) changes in general economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers’ compensation contracts at expiration of current contracts; (iv) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers and other insurers, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (v) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts; (vi) changes in the competitive environment in the PEO industry, including the entrance of new competitors and our ability to renew or replace client companies; (vii) our liability for worksite employee payroll and benefits costs; (viii) our liability for disclosure of sensitive or private information; (ix) our ability to integrate or realize expected returns on our Adjacent Business strategy, including acquisitions; and (x) an adverse final judgment or settlement of claims against Insperity. These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.   Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. This presentation includes references to previously issued guidance. The guidance reflects our estimates as of the date indicated, and does not constitute an update or reconfirmation of such guidance as of the date hereof.   3

2011 Analyst and Investor Day Business Strategy and Branding

25 Years of Success as Administaff • Created a New Industry • Developed a Dynamic Service • Established a Powerful Company • Helped Businesses Succeed 5

Employment Relationship With Insperity • Human Resources Management • Recruiting and Selection • Policies and Practices • Payroll Administration • Payroll Taxes • Employee Benefits • Workers’ Compensation • Employer Liability Management • Government Compliance • Training and Development • Manage Business • Grow Business • Manage Change • Align People • 6

The HR Department for Small Business     The Right Job The Right People The Right Way The Right Value The Right Focus The Right Documentation The Right Resources The Right Polices   Performance Management Recruiting & Selection Training Development Employment Administration Government compliance Business Services Employer liability Management Benefits Management Revenue Generation Expense control Net profit protection     7

Revenue   $ in millions $2,500   $2,013   $2,000   $1,500   $1,000     $970     $1,170     $1,389     $1,570 $1,724 $1,653 $1,720        $500   $0 2004 2005 2006 2007 2008 2009 2010 2011E*   1997 – 2010 CAGR: 18%   *Amount implied from the mid-point of our 2011 guidance issued on February 14, 2011.   8

National Sales and Service Infrastructure   Kansas City Denver Minneapolis St. Louis     Madison     San Francisco   Los Angeles Chicago Columbus     Boston New York New Jersey Baltimore Washington D.C. Raleigh Charlotte San Diego Atlanta   Phoenix Austin Houston San Antonio Dallas/Ft. Worth     Orlando   2010 Revenue Contribution by Region • Southeast 11% • Northeast 24% • Central 15% • West 19% • Southwest 31%     Sales and ABUs (58 Offices, 23 Markets) Service Center (4 Locations) 300 Sales Staff   9

Strategy for the Future • Trusted Advisor • Business Performance Solutions • Workforce Optimization • Multiple Synergistic Businesses 10

New Business Growth Strategy       .coms Employment Screening Expense Management Business Insurance Recruiting Services Workforce optimization Retirement Services Performance Mgmt. Time & Attendance Organizational planning Technology Services     11 Insperity

New Strategy – New Identity • Reach Those Who Would Not Listen • Help More Than Ever Before • Leverage the Assets and the Success • Unleash the Potential of the Company 12

The Name Tells a Story • Inspiration and Prosperity • Uplifting, Encouraging, Helping • Spirit in the Center • Powerful Positive Identity 13

The Mark Tells a Story • Compass • Starburst, Emanating, Unleashing • Lighting the Path • Powerful Positive Image 14

The Tagline Tells a Story Inspiring Business Performance™ • Two-fold Meaning • Celebrating, Commitment, Capable • Trusted Advisor • Powerful Positive Personality 15

New Mission Tells a Story     The mission of Insperity is to help business succeed so communities prosper. • The Next 25 Years • Powerful Positive Mission 16

Business Performance Advisor • Trusted Advisor to the Local Business Community • Understanding Business Performance • Guiding Clients to the Right Solutions • Making the Mission Happen 17

Risk Factors • Distraction from the PEO • ABU Execution • Sales Ramp Up • Service Consistency 18

Brand Execution • TV • Radio • Collateral • Website 19

2011 Analyst and Investor Day Sales and Marketing

Sales & Marketing • Core Sales • Business Performance Advisors (BPA) • MidMarket • Cross-Selling Initiative • Marketing 21

Core Sales • Historical Metric – One sale per BPA per month – Escalates throughout the year • 2010 – Up 20% over 2009 • Still below standards – Highest tenured BPAs • 65% over 18 months 22

Core Sales (cont.) Q1-2011 – 290 trained reps/BPAs – Increase by 20 this year – Back-fill existing offices – New Market (Nashville) mid-year 23

Core Sales (cont.) New Brand Impact – Elimination of Confusion – Opportunity to re-generate prospects – Elevator “Pitch” – Early Feedback • Easier to set appointments • Able to set appointments with past prospects 24

Core Sales (cont.) 5 Year Plan – Grow sales force from 300 to 450-500 BPAs • 10%-12% compounded growth – Grow from 50 to 85-90 Sales Offices – Sales Efficiency from 0.7 to 1.2 25

Business Performance Advisor

Business Performance Advisor Quarterback for Our Services – Expertise in Business Performance Solutions – Not an ABU expert – Bundle Plus strategy • Workforce Optimization first • Add other services or… • Create a customer with the other 90% 27

Business Performance Advisor Risk of distraction – Past Workforce Optimization exclusive “mind-set” • Sales Compensation • Activity Metrics • Assigned accounts – Build closer relationships – iSale • One Force-Oracle CRM • District Manager involvement 28

MidMarket

MidMarket • 2005 – Began Initiative • 2006 – Business Alignment Plan (BAP) • 2007 – Gap Analysis • Technology, Services, Benefits (78 items) – Business Alignment Survey (BAS) 30

MidMarket • 2008 – Established MidMarket Service Operations – Risk assessment added to BAS – Stewardship Report – Invoice reconciliation • 2009 – BAS part of sales process • Engaged the C-Level decision-maker – BAP as stand-alone product • Revenue opportunity 31

MidMarket (cont.) 2010 Results – 27% Close Ratio – 225 Average size account – 500+ Employees per Business Performance Consultant (BPC) – Handful of items left on “Gap” list 32

MidMarket (cont.) 2011 Expansion Plan – Build on success • 25% Growth over 2010 – Sales – Retention – Proven Selling System – Add four additional BPCs this year 33

MidMarket (cont.) 5 Year Threshold Plan – Grow from 5 BPCs to a minimum of 30 – 3.2 efficiency to 5.0 – 9.6% to 30% of total sales 34

Cross-Selling

Cross-Selling Objectives Leverage investments in core sales & marketing – Increase prospect awareness of ABU offering – Provide warm leads – Enhance close rates & reduce average sales cycle – Increase growth rates – Reduce customer acquisition costs 36

Cross-Selling PEO Growth Strategy   The mission of Insperity is to help businesses succeed so communities prosper. Marketing Channels Television Web Print PR/Events Prospect Referrals Radio SEO/SEM Partner-specific Existing Customers \. Company-Wide Marketing System / Marketing System\^^ E-mail Phone Web \ Closed I Business Development Manager   Forward Company Wide Nurturing/Retouch Program Customer Database Prospect Database   Inspiring Business Performance™ 2011 Approved Flowchart __ ■ Inspiring Business Performance™ 2011 Approved Flowchart BfotdciMWMii Beginning ^22^2^—February March ___«£E£!L___ Mav. . Jjne Jtilv. . August September October Novembe December Monday       37

Cross-Selling 2010 Fall Campaign - Phase 1 – Workforce Optimization – Referrals to Adjacent Business Units (ABUs) • Each has their own sales engine • 1,600 referrals • Not disruptive to BPAs 38

Cross-Selling 2011 Sales Convention - Phase 2 – The “Face” of the Workforce Optimization and the ABUs as needed – “Quarterbacking” the Sales – Receiving leads from Cross-Selling – Building Relationships in the Community 39

Marketing

Marketing

Insperity
Inspiring Business Performance™

2011 Approved Flowchart



2011
Broadcast Week Beginning Monday
January
February
March
April
May
June
July
August
September
October
November
December
Key Dates
New Years
MLK
Pres. Day
Easter
Mem. Day
Indep. Day
Labor Day
Col. Day
Vet. Day
Thanksgiving
Christmas
Spring Campaign
Fall Campaign
SPOT RADIO
Pre-recorded :60s
News/Talk/Sports Formats
22 Key Markets
M35-64 TRPs/week
NETWORK RADIO
Pre-recorded :60s
Rush Limbaugh - Premiere
Sean Hannity - Premiere
TRN - Dial Global
M35-64
NETWORK CABLE
50% :60s/50% :30s
News/Business/Sports Networks
CNN, FOXN, FOXB, MSNBC,
Bloomberg, Golf Channel
100% :30s
DIGITAL
Seach Engine Marketing
HR and Competitive Key Terms
LOCAL/OPPORTUNISTIC MEDIA
KTRK TV ASBC Schedule
Humble Rodeo Radio
Rodeo
ASBC

41

Insperity

Marketing Insperity Website

Marketing – Brochures

Risks • Execution – New Office Openings – Trained BPA Growth • Distractions – Rate of Change – Speed of Phased Approach • Economy – Tepid Economic Growth – Geo-political Landscape 44

Sales & Marketing Recap • Core Sales Increasing Efficiency • MidMarket Expanding on Successes • Cross-Selling Beginning in Earnest • New Brand Adding Momentum 45

2011 Analyst and Investor Day Client Services and Operations

Agenda • Our Core Competencies • Operational Leverage • Satisfaction and Retention 47

Our Core Competencies • Subject Matter Expertise • We Know HR • Understand How People Drive Success • Continually Developing Solutions – Sales/Marketing – Technology – Service Solutions – Data Steward • Developing Trust 48

PAYROLL SPECIALIST RECRUITING SPECIALIST CONTACT CENTER   CLIENT LIAISON SAFETY CONSULTANT TEAM MANAGER PERFORMANCE SPECIALIST HUMAN RESOURCES SPECIALIST   Employee Service CenterSM The Employee Service Center provides automated, personalized services to you and your employees. Access to these online services is available once you establish a co-employment relationship with Insperity.   49

Segmentation and Service Differentiation     Entrepreneur < 10 WSEE   Small Business 11 – 49 WSEE Emerging Growth 50 – 149 WSEE   MidMarket 150+ WSEE WSEE 14.2% 48.8% 22.9% 14.1% Approach High-Tech Ascending Complexity High Tech Customization Low Ascending Complexity High Touch Engagement Reactive Ascending Complexity Proactive   50

Center of Excellence Functions   Product & Service Development "What We Deliver' • SMEs - Industry Knowledge • Enhance Service Offerings • Maximize Client Value Process Management "How We Deliver" • SMEs - Business Rules • Process Ownership • Continuous Process Improvement • Best Practices Appl ication Management "Tools to Deliver " • SMEs - System Application Knowledge • Solution Design & Enhancement Product & Service Delivery "Client Delivery " • Corporate • Service Teams • Contact Center • Payroll Teams • ESC • Orientation • Business SVcs • 51 Insperity.

Operational Leverage • WebPayroll • Virtual Learning Center • Employee Service CenterSM 52

WebPayroll • Flexibility to Clients • Cost savings • Enhanced Experience • Increased Payroll Capacity 53

Evolution of Training Consumption   100%   90%   80%   70%   60%   50%   40%   30%   Virtual Learning Center Classroom Online 20%   10%   0% 1998 2000 2002 2004 2006 2008 2009 2010   54

Employee Service CenterSM: Current Measurements   Page View Summary • Total Page Views per Year: 22,815,718 • Average Page Views per Day: 62,613 Visitor Summary • Average Page Views per Visit: 8.56 • Average Visit Duration: 0:06:53 • Median Visit Duration: 0:01:14 Top 5 Pages • Advanced Paycheck Stub Search : 657,992 • ePaystub Report : 325,665 • WebPayroll Approval : 192,181 • WebPayroll Entry : 160,870 • View My PTO Summation Screen : 159,375 55

In Development • WIRE • Online Employee Enrollment • Employee Service CenterSM • Performance Management 56

Employee Service Center: Current Measurements   Page View Summary • Total Page Views per Year: 22,815,718 • Average Page Views per Day: 62,613   Visitor Summary • Average Page Views per Visit: 8.56 • Average Visit Duration: 0:06:53 • Median Visit Duration: 0:01:14   Top 5 Pages • Advanced Paycheck Stub Search : 657,992 • ePaystub Report : 325,665 • WebPayroll Approval : 192,181 • WebPayroll Entry : 160,870 • View My PTO Summation Screen : 159,375   57

Benefits Enrol ment Health Insurance Investment Additional Benefits   Home > Benefils ENR OLL TODAY ! Namlibero tempore, cum sotuta nobiS est el1gendi optJO cumque mhll 1mpedrt. —— - ENROLL NOW     Benefits Overview   401K Medical Dental V1s1on Flex Spend ng Ba1ance     $107,643.56 UHC 250 PPOSO VSP $42000     Benefits Benefits Enrollment Insurance   Personal Acodent Insurance Yes Basic Life Insurance. Yes Bas.c Long-Term D1sab1hty No Basic ShOrt Term Dlsabihty Yes   View Deta Is >>   Cost Overview   Open Enro lment Life Events L1fe/Personat Insurance D1sab11ity Insurance Supplemental Insurance   Monthly Medical $240 00 Dental No Cost Vision No Cost   Paycheck $120 00 Health Investment   Addihonal $2.00     $1.00 Medical Dental V1s1on OptumCare Flex Spending Accounts Health Sa111ngs Account Cobra   Additional Benefits   Adoption Assistance Commuter Benefrts Health Care Refonn HIPAA 401(k) Credt Union Educa! on Assistance 529 Colege Sa111ngs Plan Stoel< Purchase Basic Life. $12.00   Total : $254 00 $600   $127 00     ESC: My Account Benefits Products & Services Forms & Policies lntemalOnlll Company Information: About lnspenty ConvnunrtyInvolvement Employee Orectory   Site Information: FAQ Terms of Use Pnvacy Pollcy   Customet"" Set"Vice: Contacts Toll-free 877-71!>3552 7AM - 7PM CST Monday-Friday

Satisfaction • Methodology – Via Web – Monthly – 6 Month Timeframe • Completely vs. Mostly Satisfied 59

Satisfaction – 3 Year Comparison   93% 93% 95%   46% 48% 49%   47% 45% 46%   2008 2009 2010   Completely Mostly   60

Retention • Key Metric in Growth Strategy • Compensation Component • Continual Focus 61

Retention – 3 Year Comparison       67%     78%     78%     80%     75%     76% 91%     78%     80% 2008 2009 2010   MidMarket Core Total   62

Keys to Success • Raised Visibility • MidMarket Success • Start Strong Initiative • Renewal Effort 63

Five Year Outlook • Continue High Satisfaction Results • Continue Recent Retention Improvement • Drive Operating Leverage • Extend Expertise Across All Businesses 64

  Break 15 minutes

      2011 Analyst and Investor Day Pricing and Gross Profit

PEO Bundled Pricing Model • Employee Benefits • Employer Payroll Taxes • Workers’ Compensation • Employer Liability Management Total Service Fee (quoted as a % of Employee’s Wages) = Separate Allocation = Separate Allocation = Separate Allocation = Separate Allocation • Human Resource Management • Recruiting and Selection • Training and Development • Policies and Practices • Payroll Administration • Government Compliance HR Services Markup 67

Gross Profit Per Worksite Employee   Per Worksite Employee Per Month $275     $245 $250   $225 $234 $231 $2 $1   $221 $232 $6     $200 $36 $30 $45 $3 $22 $33 $175   $150   $125   $100   Markup on HR Services Surplus on Direct Costs Adjacent Business Services   68 2006 2007 2008 2009 2010

Workforce Optimization Bundle Refinements • For new customers only, will remove two highly socialized, lower utilization items from the bundle – Direct Placement Recruiting – On-site training • Add a fee for new 401(k) customers • Add Performance Now Online tool to the bundle • Why refine? – To match value proposition with customer expectations 69

Workforce Optimization Bundle Plus Pricing Model • Employee Benefits • Employer Payroll Taxes • Workers’ Compensation • Employer Liability Management Total Service Fee (quoted as a % of Employee’s Wages) = Separate Allocation = Separate Allocation = Separate Allocation = Separate Allocation • Human Resource Management • Recruiting and Selection • Training and Development • Policies and Practices • Payroll Administration • Government Compliance HR Services Markup • Direct Placement Recruiting • Employment Screening • Retirement Services • Time and Attendance • Expense Management • Organizational Planning • Technology Solutions Bundle Plus Add-on Services with discounted pricing for Workforce Optimization customers     70

Example Client – Workforce Optimization Workforce Optimization Service fee $200 Surplus on direct costs 40 Other direct costs 0 Gross profit 240 Operating expenses 190 Operating income $50 * Amounts are for illustration purposes and do not necessarily reflect historical or future results   71

Example Client – Adjacent Business Only Stand-Alone Adjacent Products/Services Service fee $12 Surplus on direct costs 0 Other direct costs 2 Gross profit 10 Operating expenses 7 Operating income $3 * Amounts are for illustration purposes and do not necessarily reflect historical or future results   72

Bundle Plus vs. Stand-Alone ABU Pricing Bundle Plus Adjacent Products/Services Stand-Alone Adjacent Products/Services Service fee $10 $12 Surplus on direct costs 0 0 Other direct costs 2 2 Gross profit 8 10 Operating expenses 5 7 Operating income $3 $3 * Amounts are for illustration purposes and do not necessarily reflect historical or future results   73

Example Client – Bundle Plus Workforce Optimization Bundle Plus Adjacent Products/Services Total Service fee $200 $10 $210 Surplus on direct costs 40 0 40 Other direct costs 0 2 2 Gross profit 240 8 248 Operating expenses 190 5 195 Operating income $50 $3 $53 * Amounts are for illustration purposes and do not necessarily reflect historical or future results   74

Example Client – HR Cloud Bundle Workforce Optimization Bundle Plus Adjacent Products/Services Total Service fee $200 $36 $236 Surplus on direct costs 40 0 40 Other direct costs 0 8 8 Gross profit 240 28 268 Operating expenses 190 12 202 Operating income $50 $16 $66 * Amounts are for illustration purposes and do not necessarily reflect historical or future results   75

Gross Profit Per Worksite Employee   Per Worksite Employee Per Month $275     $245     $246 $250   $225 $231 $2 $1   $221 $232   $6     $14     $200 $30 $45 $3 $22 $33 $40     $175   $150 $200 $198 $196 $193 $192   $125   $100     2007 2008 2009 2010 2011E* Markup on HR Services Surplus on Direct Costs Adjacent Business Services   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   76

    2011 Analyst and Investor Day Adjacent Business Development Strategy

Objectives of Adjacent Business Development   Monetize company assets and customer/ prospect database to create adjacent business earnings beyond core Insperity business     Execute Build, Buy, Partner strategy to deploy & integrate viable growth oriented ABUs     Establish a highly effective and efficient lead generation cross-selling and sales channel system     Establish infrastructure & ABU efficiencies to scale up to explosive annual growth 78

Expanded Customer Base   Workforce Optimization Customers (Approx. 6,000)   Adjacent Business Customers (Approx. 94,000) Workforce Optimization + Adjacent Business Customers (Bundle Plus) 79

Build Buy Partner PORTFOLIO DEVELOPMENT       Workforce Product and Service Portfolio     MidMarket Optimization Retirement Services Recruiting Services Employment Screening Expense Management Time & Attendance Services Performance Management Organizational Planning Business Insurance Technology Services Solutions         Sales GROWTH   Marketing     Channel Management     Administrative Support OPERATIONS   Operational Support     Technology Alignment     PORTFOLIO MANAGEMENT   Strategic Planning   Measurement & Reporting Executive Business Reviews   Corporate Infrastructure and Resources   80 ABD Infrastructure Model

Build Buy Partner PORTFOLIO DEVELOPMENT       Workforce Product and Service Portfolio     MidMarket Optimization Retirement Services Recruiting Services Employment Screening Expense Management Time & Attendance Services Performance Management Organizational Planning Business Insurance Technology Services Solutions   Corporate Infrastructure and Resources 81 ABD Infrastructure Model

Adjacent Business Portfolio Criteria   ABU Profile • Business products/services, SMB focused, Improve business performance • Growth Potential • Sound business model, recurring revenue stream, growth industry, strong leadership • Adds Depth • Products, services, expertise, talent • Scale • Enhance infrastructure, market share • 82

Workforce Product and Service Portfolio     MidMarket Optimization Retirement Services Recruiting Services Employment Screening Expense Management Time & Attendance Services Performance Management Organizational Planning Business Insurance Technology Services Solutions     PORTFOLIO MANAGEMENT     Strategic Planning   Measurement & Reporting Executive Business Reviews   Corporate Infrastructure and Resources 83 ABD Infrastructure Model

 Workforce Product and Service Portfolio     MidMarket Optimization Retirement Services Recruiting Services Employment Screening Expense Management Time & Attendance Services Performance Management Organizational Planning Business Insurance Technology Services Solutions     GROWTH OPERATIONS       Sales   Marketing Channel Management Administrative Support Operational Support Technology Alignment   Corporate Infrastructure and Resources 84 ABD Infrastructure Model

Growth Opportunities     Indirect Channels • Cloud-based channels • Fortune 1000 companies • Trade Associations • Direct Prospect Base • Business Performance Advisors • Marketing • Adjacent Business Leads • Customer Base • Workforce Optimization Clients • Adjacent Business Customers • Former Clients • 85

Build Buy Partner PORTFOLIO DEVELOPMENT       Workforce Product and Service Portfolio     MidMarket Optimization Retirement Services Recruiting Services Employment Screening Expense Management Time & Attendance Services Performance Management Organizational Planning Business Insurance Technology Services Solutions   Sales GROWTH   Marketing     Channel Management   Administrative Support OPERATIONS   Operational Support     Technology Alignment     PORTFOLIO MANAGEMENT   Strategic Planning   Measurement & Reporting Executive Business Reviews   Corporate Infrastructure and Resources   86 ABD Infrastructure Model

Adjacent Business Leadership   Executive Sponsor   Adjacent Business Support   Individual Adjacent Business Unit Leaders • Serve as champion, advocate and mentor to provide directi on and consistency from a corporate perspective • Provide operational support, strategic alignment, synergistic leverage and holistic oversight of the corporate portfolio development • Provide daily direction, oversi ght, and management of the business unit • 87

2011 Objectives for Adjacent Business Development • Validate the cross-selling system Workforce Optimization Customers (Approx. 6,000)     Adjacent Business Customers (Approx. 94,000) Workforce Optimization + Adjacent Business Customers (Bundle Plus) • Continue Adjacent Business operational and technology integration • Deliberate and purposeful expansion of portfolio 88

Long-term Opportunities of Adjacent Business Development • Develop a systematic and scalable cross- selling system that produces 30-40% annual Adjacent Business revenue growth • Effectively price and manage costs to achieve approximately 20%-30% Adjacent Business operating margin 89

  Lunch Break 30 minutes

2011 Analyst and Investor Day Adjacent Businesses

“From SaaS to SwaS”

Executive Sponsor Paul Sarvadi Chairman of the Board & Chief Executive Officer

Overview Overview • Solving unique Time and Attendance challenges since 1988 • Over 92% client retention rate • Over 1,500 customers • Purchased in July 2010 • Located in Madison, Wisconsin • Reputation for well engineered products 94

Product Offering   Time & Attendance Rules Engine TimeSta r™     Data Collection   Mobile Solutions Self-Service Piecework/Units Milage/Dollars Allocatrion/Jobcasting Workforce Scheduling Status Monitor   Alerts I Messaging     Leave Management 95

Insperity

Time and Attendance

Product Offering



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96

Insperity

Differentiation Differentiation and Value Proposition • Insperity TimeStar’s in-house technical support and engineering – no outsourcing or reliance on third parties – built it in Madison, Wisconsin supported in Madison, Wisconsin • Most comprehensive offering in the market and well engineered • New release, TimeStar 8 has most modern graphical user interface Value Proposition • Insperity TimeStar improves a company’s bottom line by delivering tailored capabilities needed to automate labor tracking activities that include timekeeping, scheduling, data collection and reporting 97

Synergies and Business Opportunity Scalable solution, based on client company employee size (over or under 100)     Reseller of this in-house HR & payroll solution.   Abra easily integrates with Insperity TimeStar     Insperity TimeStar branded to compliment CompuPay’s payroll solution 98

Executive Sponsor Paul Sarvadi Chairman of the Board & Chief Executive Officer

•  SaaS and Desktop Solutions •  Servicing roughly 5,000 companies •  600 Companies utilizing the SaaS annual subscription model •  Over $1 Billion in expense data is processed annually through the solutions. •  Purchased in May 2010 •  Located in Irvine, California                                                 No Automation Concur •  Under-penetrated market                                                    ExpensAble Others Overview Overview 100

Product Offering   Policy Enforcement Approval Workflow Spot Audit Secure Accounting Interface Travel Integration   101

Differentiation and Value Proposition   Differentiation and Value Proposition • Insperity Expense Management solutions are focused on helping companies make informed decisions specific to Travel & Entertainment spending • 40% savings in labor costs by using Insperity Expense Management solutions • Consultative approach provides guidance and best practices • Visibility needed to deter and identify fraud 102

Synergies Synergies and Business Opportunity   Business Opportunities • Fills a gap in our current solution offering • Improve clients’ ability to track and control T&E expenses, enforce company policies • Impressive mobile app • Enhances alliance relationships • Potential springboard into other attractive segments • Ties to marketplace strategy • Large market opportunity • Platform company in a fragmented, high-growth industry • Procurement opportunity • Reloadable debit card • Packaging opportunities • 103

  Executive Sponsor Paul Sarvadi Chairman of the Board & Chief Executive Officer

•  Performance management tool developed for small business by HR professionals •  Purchased HRTools in 2006 •  All products being migrated to SaaS •  Over 35,000 marketable registered customers •  Continuing strong demand for desktop products Overview Overview 105

SaaS Offering Performance Now® Online   Product Offering Desktop Offerings Performance Now® Description Now® Policies Now® Ultimate Employer®   106

Differentiation and Value Proposition   Value Proposition • Designed for SMB customers • Easy to use and intuitive • Self service talent management • Enterprise level functionality • Allows clients to better attract, retain, and grow a highly productive and motivated workforce • Competitive advantage to Insperity clients 107

Synergies • Excellent cross-selling potential for Insperity solutions • PEO clients and prospects are offered world-class family of talent and performance management solutions Synergies and Business Opportunities   Business Opportunities • Software solutions incorporate best practices from the top HR experts in the world • New distribution relationships, including international • Packaging opportunities • 108

Executive Sponsor Paul Sarvadi Chairman of the Board & Chief Executive Officer

Overview   •  Industry leading organizational visualization and management software •  Insperity acquired OrgPlus from HumanConcepts in January 2011 •  Over 40,000 marketable registered customers •  SaaS product scheduled for launch in 2H 2011 •  Multiple sales and distribution channels in both domestic and international markets 110

Overview Desktop Products Product Offering   111

Product Offering   SaaS Launch – 2nd Half 2011   112

Differentiation and Value Proposition   Differentiation • Offers more than just visualization software • Data integration capability • Strong brand • Organizational modeling capability • Workforce analysis, transition planning and decision support Value Proposition • Creates a basic organizational understanding • Fuels sophisticated workforce analysis and management • Provides workforce decision support solutions that add value across any SMB organization • Helps executives, HR, finance and line managers to quickly answer workforce questions 113

Synergies & Benefits to Insperity   WorkForce Optimization       Workforce Visualization Workforce Analysis, Transition Planning, & Decision Support BuOsrignPelsussPOlannlinnieng 114 BOursginPelusss DFuenskcttoiopn

Executive Sponsor Richard Rawson President

Overview   • Recordkeeping and administration of 401(k) plans • Top 1% of providers • $1.5 billion in assets • 3,100 plan sponsors • 90% customer satisfaction 116 Overview

Multiple-Employer Plans Product Offering   Single-Employer Plans Open architecture Sell through Financial Advisors   117

Differentiation Differentiation and Value Proposition • Fully bundled solution • Relief from fiduciary responsibility • Turnkey solution for clients • Below market costs Value Proposition • Retirement Services delivers a 401(k) plan to fit each customer’s needs and take the worries out of sponsoring a plan, so they can focus on their business 118

Synergies Synergies and Business Opportunity   Business Opportunities • Increases client retention • Lower costs for clients • Adjacent to other financial services • Financial Advisor partners can recommend other Insperity products • Leverage size, experience, and expertise • Growing interest in multiple-employer plans • Awareness of fiduciary pitfalls • Knowledge of what small businesses need and want • Independent from financial products • 119

  Executive Sponsor Richard Rawson President

•  Partnership with Lockton: the largest privately owned, independent insurance brokerage firm in the world •  51 offices in United States, Europe, Latin America, Middle East & Asia •  Lockton is the 9th largest insurance broker in the country based on 2010 revenues Overview Overview 121

Product Offering   Workers’ Compensation General, Professional, and Umbrella Liability Commercial, Hired, and Non- Owned Auto Employment Practices Liability     Director’s and Officers’ Liability Property Business Interruption Crime/Employee Theft Benefits Personal Lines (High Net Worth) 122

Differentiation and Value Proposition   Differentiation • Experience working with small business for 20+ years • Ability to obtain quotes from a broad range of insurers • Wide range of products offered to meet business’ needs Value Proposition • We offer the advice as well as the insurance coverages necessary to properly protect your business and your employees. We’ll match your priorities and individual needs to make certain your insurance program provides the maximum value for your business. 123

Synergies Synergies and Business Opportunities   Business Opportunities • Fills a gap in current Workforce Optimization Solution • Potential to keep lost clients engaged • Possible lead generation and distribution channel for ABU offerings • Potential to add clients to the PEO model • All companies need insurance • Completely customizable insurance package available nationwide • Cost savings compared to outside vendors • Customer service focus – dedicated team • Cross-selling of other ABU offerings • 124

  Executive Sponsor Steve Arizpe Executive VP, Client Services & Chief Operating Officer

•  Full Service Recruiting allows business owners to focus on running their business •  Consulting options help clients understand the process and get the best talent •  Fills over 340 positions every month •  Over 2,100 customers nationwide Overview Overview 126

Recruiting Support • Job Description Development • Wage and Salary Surveys • Hiring Process and Program review • Manager Interviewing and Selection Training Product Offering   Recruiting Services • Recruitment Process Outsourcing (RPO) • Direct Hire Placement • Recruiting Process and Program Design and Development • Recruiting Advertising • Employment Screening • 127

Differentiation and Value Proposition   Differentiation & Value Proposition • Structure • 5 discipline-specific teams • 2 industry-specific teams • Pricing Advantage • Tiered pricing model • Phased pricing approach 128

Synergies • Lead the talent market for small to medium sized businesses • Generates cross-selling opportunities within the organization • Enhanced service offerings for customers • Considerable savings compared to outside vendors Synergies and Business Opportunities   Business Opportunity • Staffing Industry Analysts reported that the U.S. staffing industry had total 2010 revenues of approximately $101.7 billion, a 10% increase over the prior year 129

Executive Sponsor Steve Arizpe Executive VP, Client Services & Chief Operating Officer

•  Employment screening services provider since 1986 •  Mid-level industry provider •  National in scope with nearly 2,000 customers •  Located in Baytown, Texas •  Purchased in April 2008 Overview Overview 131

Background Checks Product Offering   Drug Screening     Personality and Skills Assessments   E-Verify 132

Differentiation and Value Proposition   Differentiation and Value Proposition • Customized product, processing and web solutions • Direct from the source • Quicker turnaround • Compliance monitoring • Data control and candidate ID protection • Industry knowledge and experience • Integrated Dashboard Approach 133

      Synergies • Scalable platform, structured for growth • Full array of services • Client time and cost savings • Client relationships and cross-selling opportunities • High-touch, high-quality service experience Synergies and Business Opportunity   Business Opportunities • Greater need for screening services • An industry need for “trusted advisors” • Benefits of brand umbrella marketing • Roll-up opportunities • Ideal Try and Buy Offering •             134

Executive Sponsor Jay Mincks Executive Vice President, Sales & Marketing

Overview   Overview • Managed Services Provider focused on SMB IT Infrastructure • Services delivered by CompuCom - 2nd largest managed services provider in the US - 11,000 associates serving 4.5 million calls annually • Highly fragmented industry with no dominate national player 136

Product Offering   Bronze • Service desk and desk side support of user systems Silver • Bronze, plus remote sever support and security management Gold • Silver, plus proactive monitoring and maintenance of systems Platinum • Gold, plus fractional CIO • 137

Differentiation Differentiation and Value Proposition • National sales and service footprint with “outsourced selling” experience • Existing customer and prospect ecosystem • Scalable infrastructure and leveragable cost structure Value Proposition • Provide customers with an enterprise–level premium service experience in a localized and personalized manner • Helps customers maximize employee productivity, increase business continuity and strategically align IT with their goals and objectives   138

Synergies Synergies and Business Opportunity   Business Opportunities • IT is 2nd largest SMB expense • Increasing SMB dependency upon technology • IT outsourcing buyer = HR outsourcing buyer • High margin business • No dominant national player • Manager of IT influences other technology buying decisions • IT distribution channels can fuel growth of entire portfolio 139

2011 Analyst and Investor Day Financial Implications of Evolving Business Model

Historical Financial Performance and 2011 Forecast

Revenue   $ in millions $2,500   $2,013   $2,000   $1,500   $1,000     $970     $1,170     $1,389     $1,570 $1,724 $1,653 $1,720 $500   $0 2004 2005 2006 2007 2008 2009 2010 2011E*   *Amount implied from the mid-point of our 2011 guidance issued on February 14, 2011.   142

Workforce Optimization and MidMarket Revenue Driver Paid Worksite Employees   Average Paid Worksite Employees Per Month 125,000   100,000   75,000   50,000     77,936     88,780     100,675     110,291     116,957     108,736 107,014     118,250     • Unit growth recovery in 2010 (post recession) with sequential quarterly growth of approximately 2.5% beginning in Q2 2010.   • Forecasting YOY unit growth of 10 – 11% in 2011. •     25,000     2004 2005 2006 2007 2008 2009 2010 2011E*             *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   143

Gross Profit Per Worksite Employee Per Worksite Employee Per Month   $275   $250   $225     $211     $221     $234     $231   $1     $245   $2   $45     $221   $3     $232   $6     $246   $14     $200     $18   $26 $36 $30 $22 $33 $40     $175   $150 $193 $195 $198 $200 $198 $196 $193 $192     $125   $100     2004 2005 2006 2007 2008 2009 2010 2011E*           Markup on HR Services Surplus on Direct Costs Adjacent Business Unit (ABU) Contribution   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   144

Operating Costs and Initiatives   Per Worksite Employee Per Month   $225   $200   $175     $188     $180 $183     $184   $5     $199 $200     $6                    $10                  $17 MidMarket Solutions   offering beginning in 2008. •Step up in investment in ABUs beginning in     $6     $204     $215   $9     • Investment made in •     $150   $188   $180 $183 $179 $193 $194 $194 $189   2010 with acquisitions.   $125   $100     2004 2005 2006 2007 2008 2009 2010 2011E* Workforce Optimization and MidMarket Incremental ABU Expenses Incremental Branding Costs *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011. •2011 operating costs impacted by full year impact of ABU acquisitions and incremental costs associated with branding change.             145

Operating Income   Per Worksite Employee Per Month $60   $50   $40     $41     $51     $47     $46     $29     $32   $30   $20   $10   $0 $24   $24     $41     $51 $51 $50 $21   $24     $33     $44 • Investment in ABUs has created a drag on operating income. Projecting cash flow breakeven in 2011. • -$4 -$4 -$3 -$4 -$3   operating income               -$9   includes incremental costs associated with 2004 2005 2006 2007 2008 2009 2010 2011E*   branding change. Forecasted 2011 • -$10   Workforce Optimization and MidMkt ABU Impact Incremental Branding Costs   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   146

Cash Flow**   In millions $125       $100   $75   $50     $50     $68     $92 $97 $98     $55     $61     $70 • Forecasted 2011 cash flow impacted by $13 million of incremental costs associated with branding change. •     $25   $0 2004 2005 2006 2007 2008 2009 2010 2011E*   EBITDA, plus Stock-Based Compensation   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.     ** For purposes of this presentation, cash flow is presented as EBITDA, plus stock-based compensation. See reconciliation of adjusted EBITDA to net income on subsequent slide.   147

Five Year Financial Opportunity

Five Year Financial Opportunity Paid Worksite Employees   Average Paid Worksite Employees 250,000 Five year financial opportunity:   »10% to 15% annual unit growth   215,000     200,000   10% to 11% annual unit growth forecasted for 2011 172,000   150,000     107,014 118,250 100,000   50,000   0 2010 2011E* 2015E Low 2015E High * Amount implied from midpoint of our 2011 guidance issued on February 14, 2011.   149

Five Year Financial Opportunity Gross Profit Per Worksite Employee     Per Worksite Employee Per Month $350 »Five year financial opportunities:   »1% to 2% annual increases in markup on HR.   »3.0% to 3.5% surplus on direct cost allocations   »85% gross margins on Adjacent Business Services $295 $300   $250     $232     $246 $270   $25     $35     $200 $14 $6 $33 $40   $45 $50     $150 $193 $192 $200 $210     $100     2010 2011E* 2015E Low 2015E High Markup on HR Services Surplus on Direct Costs ABU Contribution *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   150

Five Year Financial Opportunity Operating Expense Per Worksite Employee Per Worksite Employee Per Month $300   $250     $204     $215   $9 Five year financial opportunities:   »Leverage of corporate overhead and infrastructure in Workforce Optimization and MidMarket.   »Improve ABU operating margins to 20% -25% by 2015.   $215 $200 $200 $10 $17 $20 $25     $150   $100 $194 $189 $180 $190 $50   $0 2010 2011E* 2015E Low 2015E High Workforce Optimization and MidMarket Incremental ABU expenses Incremental rebranding costs   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   151

Five Year Financial Opportunity Operating Income Per Worksite Employee   Per Worksite Employee Per Month       $85   $60     $32     $70   $5 $80   $10       $35   $10 $29   $33     $44   $65 $70       -$15 ($4) ($3) ($9)   2010 2011E* 2015E Low 2015E High Workforce Optimization and MidMarket Incremental ABU Impact Incremental Branding Costs   *Amount represents the mid-point of our 2011 guidance issued on February 14, 2011.   152

Five Year Financial Opportunity Revenue »Five year financial opportunities:   »Workforce Optimization and MidMarket – 15% - 20% revenue growth on 10%-15% annual unit growth.   »ABU – 30% to 40% annual revenue growth beginning in 2012.   »Total annual revenue increases of 16% to 21%. Low     Range     High   ( in thousands) $5,000,000   $4,000,000   $3,000,000   $2,000,000   $1,000,000     $1,720,000     $1,800,000     $3,560,000 ( in thousands) $5,000,000   $4,000,000   $3,000,000   $2,000,000   $1,000,000     $1,720,000     $2,700,000     $85,000     $4,505,000     $0 2010 Workforce Optimization and MidMarket     ABU 2015 $0 2010 Workforce Optimization and MidMarket     ABU 2015   153

Five Year Financial Opportunity Gross Profit   Five year financial opportunities:   »Workforce Optimization and MidMarket – Gross profit per worksite employee per month of $245 to $260 on 10% to 15% unit growth .   »ABU – 85% gross margins.   Low     Range     High   ( in thousands) $800,000   $600,000   $400,000   $200,000   $0     $298,500     $215,000     $54,000     $567,500   90% 10% Mix ( in thousands) $800,000   $600,000   $400,000   $200,000   $0     $298,500     $380,000     $75,000     $753,500   90% 10% Mix 2010 Workforce Optimization and MidMarket ABU 2015 2010 Workforce Optimization and MidMarket ABU 2015   154

Five Year Financial Opportunity Operating Income Five year financial opportunities:   »Workforce Optimization and MidMarket – Operating income per worksite employee per month of $65 to $70 on 10%-15% annual unit growth.   »ABU – Gradual improvement in operating margins to 20% to 25% by 2015.   »Total annual operating income increases of 30% to 40%. Low     Range     High   ( in thousands) $250,000 ( in thousands) $250,000     $200,000 $200,000 $28,000   $205,100   $150,000   $100,000   $50,000   $0     $37,100     $95,000 $18,000   $149,100   90% 10% Mix $150,000   $100,000   $50,000   $0     $37,100     $140,000     88% 12% Mix 2010 Workforce Optimization and MidMarket ABU 2015 2010 Workforce Optimization and MidMarket ABU 2015   155

EBITDA Reconciliation

	2004	2005	2006	2007	2008	2009	2010	2011E*
Net income (GAAP)	$19.2	$30.0	$46.5	$47.5	$45.8	$16.6	$22.4	$27.2
Interest expense	2.1	2.4	1.1	0.1	0.0	0.0	0.0	0.0
Income tax expense	11.5	17.8	25.6	25.9	26.2	12.1	15.6	18.9
Depreciation and amortization	17.5	15.2	15.4	16.2	15.6	16.6	14.9	16.2
EBITDA	50.3	65.4	88.6	89.7	87.6	45.3	52.9	62.3
Stock-based compensation	0.0	2.1	3.4	7.5	10.0	10.1	8.1	8.0
Total	**$50.3**	**$67.5**	**$92.0**	**$97.2**	**$97.6**	**$55.4**	**$61.0**	**$70.3**

EBITDA represents net income computed in accordance with generally accepted accounting principles ("GAAP"), plus interest expense, income tax expense, depreciation and amortization expense. Insperity management believes EBITDA is often a useful measure of the company's operating performance, as it allows for additional analysis of the company's operating results separate from the impact of taxes and capital and financing transactions on earnings. EBITDA should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

***Amount implied from the midpoint of our 2011 guidance issued on February 14, 2011.**

156

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